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                                                                    EXHIBIT 10.3


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                           FIRST AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP




                            ------------------------


                          FUTURE ACQUISITION 1995, LTD.


                            ------------------------




                          DATED AS OF JANUARY 29, 1997



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
                                TABLE OF CONTENTS
                                                                                                                PAGE
ARTICLE I  FORMATION OF PARTNERSHIP.............................................................................  2
         Section 1.1.      Formation............................................................................  2
         Section 1.2.      Name.................................................................................  2
         Section 1.3.      Business.............................................................................  2
         Section 1.4.      Places of Business, Registered Agent and Addresses...................................  2
         Section 1.5.      Term.................................................................................  3
         Section 1.6.      Filings..............................................................................  3

ARTICLE II  CERTAIN DEFINITIONS AND REFERENCES..................................................................  3
         Section 2.1.      Certain Defined Terms................................................................  3
         Section 2.2.      References, Titles and Construction.................................................. 12

ARTICLE III  CAPITALIZATION..................................................................................... 13
         Section 3.1.      Capital Contributions of General Partner............................................. 13
         Section 3.3.      Request for Additional Capital Contributions of Limited Partner...................... 16
         Section 3.4.      Reduced Capital Contributions of Limited Partner..................................... 21
         Section 3.5.      Payments of Capital Contributions.................................................... 21
         Section 3.6.      Non-payment of Capital Contributions................................................. 22
         Section 3.7.      Return of Capital Contributions...................................................... 22

ARTICLE IV  ALLOCATIONS AND DISTRIBUTIONS....................................................................... 22
         Section 4.1.      Allocation of Costs and Expenses..................................................... 22
         Section 4.2.      Allocation of Revenues............................................................... 23
         Section 4.3.      Income Tax Allocations............................................................... 24
         Section 4.4.      Distributions........................................................................ 27
         Section 4.5.      Allocation Among Limited Partners. .................................................. 28
         Section 4.6.      Withholding.......................................................................... 28

ARTICLE V  PARTNERSHIP PROPERTY................................................................................. 28
         Section 5.1.      Title to Partnership Property........................................................ 28
         Section 5.2.      Acquisition of the Third Party Properties............................................ 29
         Section 5.3.      Acquisitions of Additional Interests in the Properties;
                           Area of Mutual Interest.............................................................. 29
         Section 5.4.      Lease Sales.......................................................................... 30
         Section 5.5.      Sales of Production.................................................................. 30
         Section 5.6.      Operating Agreements................................................................. 31

ARTICLE VI  MANAGEMENT.......................................................................................... 31
         Section 6.1.      Power and Authority of General Partner............................................... 31
         Section 6.2.      Certain Restrictions on General Partner's Power and Authority........................ 31
         Section 6.3.      Duties and Services of General Partner............................................... 33
         Section 6.4.      Liability of General Partner......................................................... 34
         Section 6.5.      Limitations on Indemnification....................................................... 34
         Section 6.6.      Costs, Expenses and Reimbursement.................................................... 34
         Section 6.7.      Organization Costs................................................................... 35


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
         Section 6.8.      Contracts With Affiliates............................................................ 35
         Section 6.9.      Insurance............................................................................ 36
         Section 6.10.     Tax Elections........................................................................ 36
         Section 6.11.     Tax Returns.......................................................................... 37
         Section 6.12.     Appointment of Trustee to Receive Payments........................................... 37

ARTICLE VII  RIGHTS AND OBLIGATIONS OF LIMITED PARTNER.......................................................... 38
         Section 7.1.      Rights of Limited Partner............................................................ 38
         Section 7.2.      Limitations on Limited Partner....................................................... 38
         Section 7.3.      Liability of Limited Partner......................................................... 39
         Section 7.4.      Access of Limited Partner to Data.................................................... 39
         Section 7.5.      Withdrawal and Return of Capital Contribution........................................ 39

ARTICLE VIII  BOOKS, RECORDS, REPORTS AND BANK ACCOUNTS......................................................... 40
         Section 8.1.      Capital Accounts, Books and Records.................................................. 40
         Section 8.2.      Reports.............................................................................. 42
         Section 8.3.      Bank Accounts........................................................................ 44
         Section 8.4.      Information Relating to the Partnership.............................................. 45
         Section 8.5.      Certain Notices...................................................................... 45

ARTICLE IX  ASSIGNMENTS OF INTERESTS AND SUBSTITUTIONS.......................................................... 45
         Section 9.1.      Assignments by Limited Partner....................................................... 45
         Section 9.2.      Assignment by General Partner........................................................ 46
         Section 9.3.      Merger or Consolidation.............................................................. 46
         Section 9.4.      Removal of General Partner........................................................... 46
         Section 9.5.      Right of General Partner Upon Removal................................................ 48

ARTICLE X  DISSOLUTION, LIQUIDATION AND TERMINATION............................................................. 48
         Section 10.1.     Dissolution.......................................................................... 48
         Section 10.2.     Withdrawal by General Partner and Reconstitution..................................... 49
         Section 10.3.     Liquidation and Termination.......................................................... 50
         Section 10.4.     Cancellation of Certificate.......................................................... 52

ARTICLE XI  REPRESENTATIONS AND WARRANTIES...................................................................... 52
         Section 11.1.     Representations and Warranties of General Partner.................................... 52
         Section 11.2.     Representations and Warranties of Limited Partner.................................... 55

ARTICLE XII  MISCELLANEOUS...................................................................................... 56
         Section 12.1.     Notices.............................................................................. 56
         Section 12.2.     Amendments........................................................................... 56
         Section 12.3.     Partition............................................................................ 56
         Section 12.4.     Entire Agreement..................................................................... 56
         Section 12.5.     No Waiver............................................................................ 56
         Section 12.6.     Applicable Law....................................................................... 56
         Section 12.7.     Successors and Assigns............................................................... 57
         Section 12.8.     Exhibits............................................................................. 57
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
         Section 12.9.     Survival of Representations and Warranties........................................... 57
         Section 12.10.    No Third-Party Benefit............................................................... 57
         Section 12.11.    Counterparts......................................................................... 57

                           FIRST AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP

                          FUTURE ACQUISITION 1995, LTD.


         THIS FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED
PARTNERSHIP (this "AGREEMENT") is made and entered into this 29th day of January, 1997, by and among Future Petroleum Corporation, a Texas corporation (herein sometimes called "FUTURE"), Energy Capital Investment Company PLC, an English investment company (herein sometimes called "ECIC"), and EnCap Equity 1994 Limited Partnership, a Texas limited partnership (herein sometimes called "ENCAP LP").

                                    RECITALS:

         WHEREAS, Future, ECIC and EnCap LP have heretofore formed a limited partnership pursuant to the terms and conditions of that certain Agreement of Limited Partnership dated as of December 13, 1995, as amended by that certain letter agreement dated as of April 18, 1996 (collectively, the "ORIGINAL AGREEMENT"); and

         WHEREAS, Future is the sole general partner of the limited partnership created under the Original Agreement and is sometimes referred to herein as the "GENERAL PARTNER"; and

         WHEREAS, ECIC and EnCap LP are the limited partners of the limited partnership created under the Original Agreement and are sometimes referred to herein as the "LIMITED PARTNERS"; and

         WHEREAS, under the Original Agreement, the Partnership (as defined herein) (i) received an assignment from the General Partner of its interests in certain oil, gas and mineral leases located in Carson, Gray and Hutchinson Counties, Texas, and (ii) acquired interests in certain oil, gas and mineral leases located in Midland, Carson, Gray and Hutchinson Counties, Texas; and

         WHEREAS, the parties hereto desire to amend and restate the Original Agreement (i) to provide that immediately after the acquisition and delivery of this Agreement, the Partnership will acquire an interest in oil, gas and mineral leases located in Moore County, Texas, (ii) to reflect the parties' agreement with respect to the ownership and development by the Partnership of such leases, and (iii) to reflect the parties' agreement with respect to certain other matters.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants and agreements contained herein, the parties hereto do hereby agree as follows:



                                        1

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                                    ARTICLE I

                            FORMATION OF PARTNERSHIP

         SECTION 1.1. FORMATION. The parties hereto have heretofore formed a limited partnership (the "PARTNERSHIP") pursuant to the provisions of the Texas Revised Limited Partnership Act (Article 6132a-1, Vernon's Texas Civil Statutes) (such Act, as amended from time to time, or any successor statute or statutes thereto, being called the "ACT"), which limited partnership is hereby continued subject to the terms of this Agreement.

         SECTION 1.2. NAME. The name of the Partnership shall be Future Acquisition 1995, Ltd. The business of the Partnership shall be conducted in the name of the Partnership. The General Partner shall cause to be filed on behalf of the Partnership such partnership or assumed or fictitious name certificate or certificates or similar instruments as may from time to time be required by law.

         SECTION 1.3. BUSINESS. Subject to the other provisions of this Agreement, the business of the Partnership shall be: (a) to receive an assignment of the GP Properties (as defined herein); (b) to acquire the Westar Properties (as defined herein), the Aspen Properties (as defined herein), and the Taylor Properties (as defined herein); (c) to acquire additional Leases (as defined herein) in accordance with the terms hereof; (d) to hold, maintain, renew, drill, develop and operate the Properties (as defined herein) and such additional Leases; (e) to produce, collect, store, treat, deliver, market, sell or otherwise dispose of oil, gas and related hydrocarbons and minerals from the Properties and such additional Leases; (f) to farm-out, sell, abandon and otherwise dispose of the Properties and such additional Leases; and (g) to take all such other actions incidental to any of the foregoing as the General Partner may determine to be necessary or desirable. Notwithstanding the foregoing and any other provision of this Agreement, the Partnership shall not acquire (i) any additional Leases, except as expressly provided herein, (ii) any carbon-dioxide removal, sulfur removal or other equipment for the processing or treatment of gas or other hydrocarbons, whether on or off the Properties (other than equipment acquired by the Partnership in connection with the assignment or acquisition of the Properties or which the General Partner deems necessary or desirable for the efficient operation of the Properties or the marketing of hydrocarbons therefrom), (iii) any refining facilities or (iv) any transportation facilities except pipelines and gathering systems connecting the Properties with other gathering systems or transmission pipelines or as otherwise acquired in connection with the assignment or acquisition of the Properties, or engage in the contract drilling business or any other business except as expressly permitted herein.

         SECTION 1.4. PLACES OF BUSINESS, REGISTERED AGENT AND ADDRESSES.

         (a) The principal United States office and place of business of the Partnership and its street address shall be 2351 West Northwest Highway, Suite 2130, Dallas, Texas 75220. The General Partner, at any time and from time to time, may change the location of the Partnership's principal United States office and place of business and may establish such additional place or places of business of the Partnership as the General Partner shall determine to be necessary or desirable, provided notice thereof is concurrently given to the Limited Partners.

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         (b) The registered office of the Partnership in Texas shall be 2351
West Northwest Highway, Suite 2130, Dallas, Texas 75220, and the registered agent for service of process on the Partnership shall be the General Partner, a corporation whose business address is the same as the Partnership's registered office. The General Partner, at any time and from time to time, may change the Partnership's registered office or registered agent or both by complying with the applicable provisions of the Act and giving concurrent notice thereof to the Limited Partners and may establish, appoint and change additional registered offices and registered agents of the Partnership in such other states as the General Partner shall determine to be necessary or advisable.

         SECTION 1.5. TERM. The Partnership commenced as provided in Section 1.5 of the Original Agreement and shall continue until terminated in accordance with
Article X.

         SECTION 1.6. FILINGS. Upon the request of the General Partner, the Limited Partners shall promptly execute and deliver all such certificates and other instruments conforming hereto as shall be necessary for the General Partner to accomplish all filing, recording, publishing and other acts appropriate to comply with all requirements for the formation and operation of the Partnership as a limited partnership under the laws of the State of Texas and for the qualification or reformation and operation of the Partnership as a limited partnership (or a partnership in which the Limited Partners have limited liability) in all other jurisdictions where the Partnership shall propose to conduct business. Prior to the conducting of any business in any jurisdiction, the General Partner shall: (a) to the full extent necessary to establish limited liability for the Limited Partners under the laws of such jurisdiction and otherwise to comply with the laws of such jurisdiction, cause the Partnership to comply with all requirements for the registration, qualification or reformation of the Partnership to conduct business as a limited partnership (or a partnership in which the Limited Partners have limited liability) in such jurisdiction and (b) at the request of the Limited Partners, obtain an opinion of reputable counsel in such jurisdiction satisfactory in all respects to the Limited Partners as to such registration, qualification or reformation and as to the limited liability of the Limited Partners under the laws of such jurisdiction. Thereafter, the General Partner shall cause the Partnership to continue to comply with all such requirements regarding registration, qualification or formation in each jurisdiction where the Partnership does business.


                                   ARTICLE II

                       CERTAIN DEFINITIONS AND REFERENCES

         SECTION 2.1. CERTAIN DEFINED TERMS. When used in this Agreement, the following terms shall have the respective meanings assigned to them in this
Section 2.1 or in the sections, subsections or other subdivisions referred to below:

         "ACQUISITION COST" shall mean, (a) with respect to the purchase by the Partnership from the General Partner or its Affiliates of any Lease, the costs as described in clause (b) immediately below incurred by the General Partner and/or its Affiliates in acquiring such Lease and (b) with respect to the acquisition by the Partnership of any Lease other than those purchased pursuant

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



to clause (a) immediately above, the sum of (i) the price paid or contractually agreed to be paid for such Lease to the lessor, assignor or grantor of such Lease, including lease bonuses, advance rentals and other acquisition costs and
(ii) title insurance or examination costs, broker's commissions, attorneys' fees, due diligence fees, third party geological and geophysical fees and expenses, filing fees, recording costs, and transfer and sales taxes, if any, and other similar costs incurred with respect to such Lease in connection with its acquisition, but excluding (without limitation) any actual, allocated or imputed interest expense.

         "ACT" shall have the meaning assigned to such term in Section 1.1.

         "ADJUSTED CAPITAL ACCOUNT" shall mean the capital account maintained for each Partner pursuant to Section 8.1(b) of this Agreement as of the end of each fiscal year (a) increased by (i) the amount of any unpaid Capital Contributions unconditionally agreed to be contributed by such Partner under
Article III, if any, (ii) an amount equal to such Partner's allocable share of the Partnership's Minimum Gain, as computed on the last day of such fiscal year in accordance with applicable Treasury Regulations, and (iii) the amount of Partnership liabilities allocable to such Partner under Section 752 of the Internal Revenue Code with respect to which such Partner bears the economic risk of loss to the extent such liability does not constitute a Partner Nonrecourse Debt, and (b) reduced by (i) the amount of all depletion deductions reasonably expected to be allocated to such Partner in subsequent years and charged to such Partner's capital account, (ii) the amount of all losses and deductions reasonably expected to be allocated to such Partner in subsequent years under Sections 704(e)(2) and 706(d) of the Internal Revenue Code and Treasury Regulation ss. 1.751-1(b)(2)(ii), and (iii) the amount of all distributions reasonably expected to be made to such Partner to the extent they exceed offsetting increases to such Partner's capital account that are reasonably expected to occur during (or prior to) the year in which such distributions are reasonably expected to be made.

         "AFFILIATE" shall mean (a) any person directly or indirectly owning, controlling or holding with power to vote 10% or more of the outstanding voting securities of the General Partner, (b) any person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by the General Partner, (c) any person directly or indirectly controlling, controlled by or under common control with the General Partner, (d) any officer, director, member, manager, or partner of the General Partner or any person described in clause (a), (b) or (c) of this paragraph and
(e) any person related by blood, adoption or marriage to any person referred to in clauses (c) or (d) of this paragraph. As used in this definition and elsewhere in this Agreement, the term "PERSON" shall include an individual, an estate, a corporation, a partnership, a limited liability company, an association or other entity, a joint stock company and a trust.

         "AREA OF MUTUAL INTEREST" shall mean the 48 contiguous states of the United States of America plus Alaska.

         "ASPEN PROPERTIES" shall mean the "Assets", as such term is defined in the Aspen Purchase Agreement.


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




         "ASPEN PURCHASE AGREEMENT" shall mean that certain Purchase and Sale Agreement dated November 9, 1995, by and between Future and Aspen Energy Corporation.

         "ASPEN PURCHASE PRICE" shall mean the "Acquisition Price", as such term is used in the Aspen Purchase Agreement.

         "CAPITAL CONTRIBUTIONS" shall mean for any Partner at the particular time in question the aggregate of the dollar amounts of any cash or the fair market value (as agreed upon by the Partners) of any properties contributed to the capital of the Partnership (net of any liabilities secured by such properties that the Partnership is considered to assume or take subject to), or, if the context in which such term is used so indicates, the dollar amounts of cash or the fair market value (as agreed upon by the Partners) of properties agreed to be contributed, or requested to be contributed, by such Partner to the capital of the Partnership.

         "CAPITAL COSTS" shall mean (a) all geological and geophysical costs incurred by the Partnership to the extent any of such costs are incurred in connection with Partnership wells drilled or proposed to be drilled on the Properties and any additional Leases acquired pursuant to the terms hereof, (b) all costs incurred by the Partnership in locating, drilling, completing, equipping, deepening or sidetracking a well located on the Properties or any additional Lease acquired pursuant to the terms hereof, including without limitation (i) the costs of surveying and staking such well, the costs of any surface damages and the costs of clearing, coring, testing, logging and evaluating such well, (ii) the costs of casing, cement and cement services for such well, (iii) the cost of plugging and abandoning such well if it is determined that such well would not produce in commercial quantities and should be abandoned and (iv) all direct charges and overhead (subject to Section 5.6) chargeable to the Partnership with respect to such well under any applicable operating agreement until such time as all operations are carried out as required by applicable regulations and sound engineering practices to make such well ready for production, including the installation and testing of wellhead equipment, or to plug and abandon a dry hole; (c) all costs incurred by the Partnership in recompleting or plugging back any Partnership well; (d) all costs incurred by the Partnership in reworking any Partnership well when the Partnership's share of such costs as set forth in the applicable authority for expenditure presented to the Partnership with respect thereto is greater than $5,000; (e) all costs incurred by the Partnership in locating, drilling, completing, equipping, deepening or sidetracking any enhanced recovery producer or injector well (including the costs of all necessary surface equipment such as steam generators, compressors, water treating facilities, injection pumps, flow lines and steam lines) or otherwise conducting Enhanced Recovery Operations and
(f) all costs incurred by the Partnership in constructing production facilities, pipelines and other facilities necessary to develop the Properties and any additional Leases acquired pursuant to the terms hereof and produce, collect, store, treat, deliver, market, sell or otherwise dispose of oil, gas and other hydrocarbons and minerals therefrom; but such term shall not include (without limitation) (A) any Lease Operating and Production Costs, (B) any Catastrophe Costs or (C) any Unexpected Well Costs.

         "CAPITAL OVERRUN COSTS" shall mean (a) with respect to a Scheduled Operation, Capital Costs incurred by the Partnership with respect to such Scheduled Operation that are in excess of the Estimated Costs for such Scheduled Operation and (b) with respect to any other Partnership operation or project other than a Scheduled Operation, the Capital Costs incurred by the

Partnership with respect to such operation or project that are in excess of the Capital Contributions agreed to be made by the Partners with respect thereto.

         "CATASTROPHE COSTS" shall mean all costs, expenses and damages incurred by the Partnership as a result of the failure of the General Partner to cause the Partnership to obtain or carry the types or amounts of insurance coverage agreed upon from time to time by the Partners in accordance with Section 6.9, but such term shall not include (a) the deductible amounts under any insurance coverage arranged by or on behalf of the Partnership or with respect to its property or operations to the extent such deductible amounts have been approved or agreed to by the Limited Partners in accordance with Section 6.9 or (b) any costs, expenses and damages which are in excess of the agreed upon insurance coverage maintained (or which should have been maintained) in accordance with the terms hereof.

         "DEFICIT PARTNER" shall have the meaning assigned to such term in
Section 4.3(h).

         "DELIVERY DATE" shall mean December 13, 1995.

         "DEPLETABLE PROPERTY" shall have the meaning assigned to it in Section 4.3(b).

         "DESIGNATED CAPITAL COSTS" shall mean the Capital Costs attributable to the operations described in Section 3.2A and which are funded by Capital Contributions from the Limited Partners under Section 3.2A.

         "ENGINEERING REPORT" shall have the meaning assigned to such term in
Section 8.2(f).

         "ENHANCED RECOVERY OPERATIONS" shall mean any operations or project intended to increase the recovery of oil and/or gas from a pool by artificial means or by the application of energy extrinsic to the pool, which artificial means or application shall include (without limitation) pressuring, cycling, pressure maintenance, injection to the pool of a substance or form of energy, or other operations or projects that would be commonly considered secondary or tertiary operations or projects, but such term shall not include the injection in a well of a substance or form of energy for the sole purpose of (a) aiding in the lifting of fluids in the well, or (b) stimulation of the pool at or near the well by mechanical, chemical, thermal or explosive means.

         "ESTIMATED COSTS" shall have the meaning assigned to such term in
Section 3.2A.

         "EXCESS CAPITAL OVERRUN COSTS" shall mean (a) with respect to a given Scheduled Operation or other well, project or operation, all Capital Overrun Costs in excess of the sum of X plus Y, where "X" is equal to the Capital Contributions the Partners have agreed to make to the Partnership with respect to such Scheduled Operation, well, project or operation, and where "Y" is $25,000 or (b) all Capital Overrun Costs in excess of an aggregate of $200,000.

         "EXPLORATORY WELL" shall mean a well drilled for the purpose of ascertaining the presence underground of an oil or gas deposit capable of producing in commercial quantities which has not been previously discovered. For purposes of the foregoing, an outpost well (i.e., a well


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



drilled in the hope of making a long extension of a partly developed or identified oil or gas deposit) and a step-out well (i.e., a well drilled as a step-out from proven territory in an effort to ascertain the extent and boundaries of a known oil or gas deposit) will be deemed to be an Exploratory Well.

         "GENERAL PARTNER" shall mean Future Petroleum Corporation, a Texas corporation, in its capacity as general partner of the Partnership and any person who becomes a substituted general partner of the Partnership pursuant to the terms hereof.

         "GP ASSIGNMENT" shall have the meaning assigned to it in Section
3.1(a).

         "GP PROPERTIES" shall mean the "Properties", as such term is defined in the GP Assignment.

         "HEDGING TRANSACTION" shall mean any commodity hedging transaction pertaining to oil, gas and related hydrocarbons and minerals, whether in the form of a swap agreement, option to acquire or dispose of a futures contract, whether on an organized commodities exchange or otherwise, or similar type of financial transaction classified as "notional principal contracts" pursuant to Treasury Regulation ss.1.512(b)-1(a)(1). Any Hedging Transaction shall be identified in the books and records of the Partnership as a "hedging transaction" in the manner and at the times prescribed by Treasury Regulation ss.1.1221-2(e).

         "INITIAL PROPERTIES" shall mean the GP Properties, the Westar Properties and the Aspen Properties.

         "INTERNAL REVENUE CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor statute or statutes.

         "LEASE" shall mean a lease, mineral interest, royalty or overriding royalty, fee right, mineral servitude, license, concession or other right covering oil, gas and related hydrocarbons (or a contractual right to acquire such an interest) or an undivided interest therein or portion thereof, together with all appurtenances, easements, permits, licenses, servitudes and rights-of-way situated upon or used or held for future use in connection with such an interest or the exploration, development or operation thereof. A "Lease" shall also mean and include all rights and interests in all lands and interests unitized or pooled therewith pursuant to any law, rule, regulation or agreement.

         "LEASE OPERATING AND PRODUCTION COSTS" shall mean all costs incurred by the Partnership in connection with the maintenance of the Properties and any additional Leases acquired pursuant to the terms hereof (except drilling and similar obligations the costs of which are classified as Capital Costs hereunder) and the production and marketing of oil, gas and related hydrocarbons from completed wells (including wells which have been involved in Enhanced Recovery Operations) in which the Partnership has an interest pursuant to this Agreement, including (without limitation) costs incurred for all delay rentals, shut-in royalties and similar payments, royalties on lost or flared gas or gas used for which payment is required, labor, fuel, repairs (except to the extent provided in the definition of Capital Costs), transportation, supplies, utility


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

charges, ad valorem, severance, excise and similar taxes, the cost of reworking any Partnership well (except to the extent provided in the definition of Capital Costs), the costs of plugging and abandoning any Partnership well (except to the extent provided in the definition of Capital Costs), and compensation to well operators, consultants and others and insurance in connection with the foregoing; but such term shall not include (without limitation) (a) any Capital Costs, (b) any Catastrophe Costs or (c) any Unexpected Well Costs.

         "LIMITED PARTNER" shall mean Energy Capital Investment Company PLC, an English investment company, EnCap Equity 1994 Limited Partnership, a Texas limited partnership, and any person who becomes a substituted limited partner of the Partnership pursuant to the terms hereof.

         "LOPC OVERRUN COSTS" shall mean, with respect to (i) the six-month period commencing October 1, 1995 and ending March 31, 1996 and each six-month period thereafter commencing October 1 and ending March 31, or (ii) the six-month period commencing April 1, 1996 and ending September 30, 1996 and each six-month period thereafter commencing April 1 and ending September 30, Lease Operating and Production Costs attributable to the Initial Properties which are in excess of 110% of the estimated Lease Operating and Production Costs attributable to the Initial Properties for such six-month period (computed as described below) set forth in that certain reserve report prepared by Netherland Sewell & Associates, Inc. dated as of October 19, 1995 (with respect to the Westar Properties) and October 20, 1995 (with respect to the GP Properties and the Aspen Properties), and separately identified by the parties hereto. The estimated Lease Operating and Production Costs attributable to the Initial Properties for a particular six-month period shall be determined by multiplying the estimated Lease Operating and Production Costs for the October 1-September 30 period of which such six-month period is a part by .50, except for the six-month period commencing October 1, 1995 and ending March 31, 1996, in which event the multiplier shall be .40.

         "MINIMUM GAIN" shall mean (a) with respect to Partnership Nonrecourse Liabilities, the amount of gain that would be realized by the Partnership if it disposed of (in a taxable transaction) all Partnership properties which are subject to Partnership Nonrecourse Liabilities in full satisfaction of such liabilities, computed in accordance with applicable Treasury Regulations and (b) with respect to each Partner Nonrecourse Debt, the amount of gain that would be realized by the Partnership if it disposed of (in a taxable transaction) the Partnership property that is subject to such liability in full satisfaction of such liability, computed in accordance with applicable Treasury Regulations.

         "MINIMUM RATIO" shall mean, when used with respect to the Proved Producing Investment Coverage, a ratio of 1.35 to 1.

         "NET INVESTMENT" shall mean, as of the date in question, an amount equal to X/Y, where "X" is equal to the difference between (a) the aggregate Capital Contributions actually paid by the Limited Partners pursuant to Sections 3.2, 3.2A and 3.3, which Capital Contributions shall be discounted back from the respective dates such Capital Contributions are made to the last day of the month immediately preceding the month in which the Delivery Date occurs at a rate of 20% per annum compounded monthly, and (b) the aggregate cash distributions (other than any


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




cash distributions made pursuant to Section 10.2) which the Limited Partners shall have actually received from the Partnership, when discounted back from the respective dates such cash distributions are made to the last day of the month immediately preceding the month in which the Delivery Date occurs at a rate of 20% per annum compounded monthly, and where "Y" is the applicable discount factor set forth in Exhibit 2.1--Payout with respect to the month in which the date in question falls. For purposes of making such discount calculations, each cash distribution and Capital Contribution shall be deemed to have been made on the last day of the month during which it was paid or received, and all such discount calculations shall be made on a monthly basis and by application of the appropriate discount factors set forth in Exhibit 2.1--Payout.

         "ORIGINAL AGREEMENT" shall have the meaning assigned to such term in the Recitals hereto.

         "ORGANIZATION COSTS" shall have the meaning assigned to such term in
Section 6.7(a).

         "PARENT" shall mean Future Petroleum Corporation, a Utah corporation.

         "PARENT COMMON STOCK" shall mean shares of the Parent's common stock, $0.01 par value per share.

         "PARTNER NONRECOURSE DEBT" shall mean any nonrecourse debt of the Partnership (or portions thereof) for which any Partner bears the economic risk of loss.

         "PARTNER NONRECOURSE DEDUCTIONS" shall mean the amount of deductions, losses and expenses equal to the net increase during the year in Minimum Gain attributable to a Partner Nonrecourse Debt, reduced (but not below zero) by proceeds of such Partner Nonrecourse Debt distributed during the year to the Partners who bear the economic risk of loss for such debt, as determined in accordance with applicable Treasury Regulations.

         "PARTNERS" shall mean the General Partner and the Limited Partners.

         "PARTNERSHIP" shall have the meaning assigned to it in Section 1.1.

         "PARTNERSHIP NONRECOURSE LIABILITIES" shall mean any nonrecourse liabilities (or portions thereof) of the Partnership for which no Partner bears the economic risk of loss.

         "PAYOUT" shall mean the last day of the earliest calendar month during which (a) the aggregate cash distributions (other than any cash distributions made pursuant to Section 10.2) which the Limited Partners shall have actually received from the Partnership, when discounted back from the respective dates such cash distributions are made to the last day of the month immediately preceding the month in which the Delivery Date occurs at a rate of 20% per annum compounded monthly shall equal (b) the aggregate Capital Contributions actually paid by the Limited Partners pursuant to Sections 3.2, 3.2A and 3.3, which Capital Contributions shall be discounted back from the respective dates such Capital Contributions are made to the last day of the month immediately preceding the month in which the Delivery Date occurs at a rate of

20% per annum compounded monthly. For purposes of making such discount calculations, each cash distribution and Capital Contribution shall be deemed to have been made on the last day of the month during which it was paid or received, and all such discount calculations shall be made on a monthly basis and by application of the appropriate discount factors set forth in Exhibit 2.1--Payout.

         "PAYOUT NO. 2" shall mean the last day of the earliest calendar month during which (a) the aggregate cash distributions (other than any cash distributions made pursuant to Section 10.2) which the Limited Partners shall have actually received from the Partnership, when discounted back from the respective dates such cash distributions are made to the last day of the month immediately preceding the month in which the Delivery Date occurs at a rate of 25% per annum compounded monthly shall equal (b) the aggregate Capital Contributions actually paid by the Limited Partners pursuant to Sections 3.2, 3.2A and 3.3, which Capital Contributions shall be discounted back from the respective dates such Capital Contributions are made to the last day of the month immediately preceding the month in which the Delivery Date occurs at a rate of 25% per annum compounded monthly. For purposes of making such discount calculations, each cash distribution and Capital Contribution shall be deemed to have been made on the last day of the month during which it was paid or received, and all such discount calculations shall be made on a monthly basis and by application of the appropriate discount factors set forth in Exhibit 2.1-- Payout No. 2.

         "PLACEMENT FEE" shall have the meaning assigned to such term in Section 6.7.

         "POSITIVE PARTNER" shall have the meaning assigned to such term in
Section 4.3(h).

         "PROPERTIES" shall mean the GP Properties and the Third Party
Properties.

         "PROPOSED OPERATION" shall have the meaning assigned to such term in
Section 3.2A.

         "PURCHASE AGREEMENT" shall mean the Westar Purchase Agreement, the Aspen Purchase Agreement, or the Taylor Purchase Agreement.

         "PROVED PRODUCING INVESTMENT COVERAGE" shall mean, at the point in time in question, a ratio equal to (x) divided by (y), where "(x)" is the pre-income tax value of projected net revenues (i.e., revenues less direct operating expenses) attributable to the proved developed producing reserves attributable to the Partnership's interest therein as set forth in the then most recently prepared Engineering Report discounted at a rate of 10% per annum, and where "(y)" is the Limited Partners' Net Investment.

         "REVENUE ALLOCATION ADJUSTMENT" shall have the meaning assigned to such term in Section 4.2(e).

         "SCHEDULED OPERATION" shall have the meaning assigned to such term in
Section 3.2A.

         "SIMULATED BASIS", "SIMULATED GAIN", "SIMULATED DEPLETION" and "SIMULATED LOSS" shall have the respective meanings assigned to such terms in
Section 8.1(b).

         "TAYLOR" shall mean Taylor Oil Company, a Texas limited partnership.

         "TAYLOR AMENDMENT COSTS" shall have the meaning assigned to such term in Section 6.7(b).

         "TAYLOR AMENDMENT DATE" shall mean the date on which this Agreement has been fully and unconditionally executed and delivered by each of the parties hereto.

         "TAYLOR LOPC OVERRUN COSTS" shall mean, with respect to each calendar quarter, X minus Y, where "X" is equal to the actual Lease Operating and Production Costs (exclusive, however, of ad valorem, severance, excise and similar taxes) incurred by the Partnership with respect to the wells acquired by the Partnership pursuant to the Taylor Purchase Agreement which are active and not shut-in during all or a portion of such calendar quarter, and where "Y" is equal to the product of a times b, where "a" is the Per Well Amount (as hereinafter defined in this definition), where "b" is the number of wells referenced above in this definition. As used in this definition, the term "PER WELL AMOUNT" shall mean (a) for calendar year 1997, $1,800, and (b) for each calendar year thereafter, the Per Well Amount used for the prior calendar year escalated by a rate consistent with that used in conjunction with Lease Operating and Production Costs for such calendar year in the most recently prepared Engineering Report.

         "TAYLOR PLACEMENT FEE" shall have the meaning assigned to such term in
Section 6.7(b).

         "TAYLOR PROPERTIES" shall mean the "Interests", as such term is defined in the Taylor Purchase Agreement.

         "TAYLOR PURCHASE AGREEMENT" shall mean that certain Purchase and Sale Agreement dated as of December 5, 1996, by and between Taylor and the General Partner, as amended by that certain letter agreement between such parties dated January 9, 1997, as amended by that certain amendment dated on or about January 29, 1997.

         "TAYLOR PURCHASE PRICE" shall mean the "Purchase Price", as defined in the Taylor Purchase Agreement.

         "THIRD PARTY PROPERTIES" shall mean the Westar Properties, the Aspen Properties and the Taylor Properties.

         "THIRD PARTY PROPERTY ASSIGNMENTS" shall have the meaning assigned to such term in Section 5.2.

         "UNEXPECTED WELL COSTS" shall mean all costs incurred by the Partnership in connection with certain unpredictable and unexpected procedures relating to the maintenance of the Properties and any additional Leases acquired pursuant to the terms hereof which costs are not reflected in that certain reserve report prepared by Netherland Sewell & Associates, Inc., dated as of October 19, 1995 (with respect to the Westar Properties) and October 20, 1995 (with respect to the GP Properties and the Aspen Properties), or any subsequent Engineering Report, but only to the extent that (a) such costs are for workovers related to paraffin removal on any well, heater/treater repairs, replacement of pumping units, repairs to or replacement of compressors, conversion of a well to a saltwater disposal well (including the installation of all tubing and flowlines related thereto and setting the packer), cleaning out a well to the original total depth of such well, leasing and maintenance of one or more rigs necessary for any of the above procedures, employing a roustabout or other crew for any of the above procedures, and such other expenses reasonably related to the foregoing and (b) such costs do not exceed an aggregate of $25,000 in any calendar year.

         "WESTAR" shall mean Westar Energy, Inc., a Texas corporation.

         "WESTAR DESIGNATED WELLS" shall mean the two wells described in Section
2.03 of the Westar Purchase Agreement.

         "WESTAR ESCROW AGENT" shall mean the "Escrow Agent", as such term is defined in the Westar Escrow Agreement.

         "WESTAR ESCROW AGREEMENT" shall mean that certain Escrow Agreement dated on or about the 15th day of December, 1995, by and among Future, Westar, Midland American Bank and EnCap Investments, L.C.

         "WESTAR PROPERTIES" shall mean the "Properties", as such term is defined in the Westar Purchase Agreement.

         "WESTAR PURCHASE AGREEMENT" shall mean that certain Purchase and Sale Agreement/Participation Agreement dated on or about December 15, 1995, by and between Future and Westar.

         "WESTAR PURCHASE PRICE" shall mean the "Adjusted Purchase Price", as such term is defined in the Westar Purchase Agreement.

         SECTION 2.2. REFERENCES, TITLES AND CONSTRUCTION.

         (a) All references in this Agreement to articles, sections, subsections and other subdivisions refer to corresponding articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise.

         (b) Titles appearing at the beginning of any of such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions.

         (c) The words "this Agreement", "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.

         (d) Words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender.

         (e) Unless the context otherwise requires or unless otherwise provided herein, the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments or restatements of such agreement, instrument or document, provided that nothing contained in this subsection shall be construed to authorize such renewal, extension, modification, amendment or restatement.

         (f) Examples shall not be construed to limit, expressly or by implication, the matter they illustrate.

         (g) The word "includes" and its derivatives means "includes, but is not limited to" and corresponding derivative expressions.

         (h) No consideration shall be given to the fact or presumption that one party had a greater or lesser hand in drafting this Agreement.

         (i) All references herein to "$" or "dollars" shall refer to U.S. Dollars.

                                   ARTICLE III

                                 CAPITALIZATION

         SECTION 3.1. CAPITAL CONTRIBUTIONS OF GENERAL PARTNER.

         (a) On the Delivery Date, the General Partner shall contribute and assign the GP Properties to the Partnership by executing and delivering that certain "Assignment and Bill of Sale", substantially in the form of the instrument attached as Exhibit 3.1(a) to the Original Agreement in all material respects (the "GP ASSIGNMENT").

         (b) On the Taylor Amendment Date, the General Partner shall (i) contribute to the Partnership cash in the amount of $100,000, which cash shall be used exclusively by the Partnership to pay the Taylor Purchase Price, and
(ii) cause the Parent to issue to Taylor 180,000 shares of Parent Common Stock, as provided under the Taylor Purchase Agreement. For purposes hereof, the issuance of Parent Common Stock to Taylor by the Parent as provided in the immediately preceding sentence shall be deemed to be a Capital Contribution to the Partnership by the General Partner hereunder, and it is agreed that the fair market value of such deemed Capital Contribution shall be $112,500.

         (c) The General Partner shall contribute in cash to the Partnership such additional amounts as shall be necessary to pay timely the costs and expenses allocated and charged to the General Partner in Sections 3.3 and 4.1 and elsewhere herein. Such Capital Contributions shall be paid to the Partnership by the General Partner from time to time in the appropriate amounts concurrently with each payment to the Partnership by the Limited Partners of their Capital

Contributions to pay its allocable share of such costs or, with respect to costs allocated solely to the General Partner, when necessary for the Partnership to pay timely such costs.

         SECTION 3.2. AGREED CAPITAL CONTRIBUTIONS OF LIMITED PARTNERS.

         (a) Subject to the provisions of this Section 3.2 and Section 3.5(a) and except as otherwise provided herein, the Limited Partners shall make Capital Contributions to the Partnership in an aggregate amount not to exceed $502,947.18, which Capital Contributions shall be used exclusively by the Partnership to pay the Limited Partners' allocable share hereunder of the Westar Purchase Price.

         (b) Subject to the provisions of this Section 3.2 and Section 3.5(b) and otherwise provided herein and provided that the Limited Partners are (i) reasonably satisfied that all conditions precedent to Future's obligation to consummate the acquisition of the Aspen Properties under the Aspen Purchase Agreement have been satisfied and (ii) reasonably satisfied that Aspen has good title to the Aspen Properties, the Limited Partners shall make Capital Contributions to the Partnership in an aggregate amount not to exceed $628,648.25, which Capital Contributions shall be used exclusively by the Partnership to pay the Limited Partners' allocable share hereunder of the Aspen Purchase Price.

         (c) Subject to the provisions of this Section 3.2 and Section 3.5(d) and except as otherwise provided herein, the Limited Partners shall make Capital Contributions to the Partnership in an aggregate amount not to exceed $195,916.91, which Capital Contributions shall be used exclusively by the Partnership to pay each cost listed below and in an amount not to exceed that set forth opposite such cost below:

         Organization Costs        $145,916.91

         Placement Fee             $ 50,000.00

In addition, the Limited Partners shall make Capital Contributions to the Partnership in an aggregate amount not to exceed $21,497.24, which Capital Contributions shall be used exclusively by the Partnership for working capital purposes.

         (d) Subject to the provisions of this Section 3.2 and Section 3.5(c) and except as otherwise provided herein, the Limited Partners shall make Capital Contributions to the Partnership in an aggregate amount not to exceed $2,246,000, which Capital Contributions shall be used exclusively by the Partnership to pay (i) the Taylor Purchase Price and (ii) the broker's fee payable under the Taylor Purchase Agreement (provided, that the amount of such Capital Contributions that can be used to pay such fee shall not exceed $46,000).

         (e) Subject to the provisions of this Section 3.2 and Sections 3.5(c) and (d) and except as otherwise provided herein, the Limited Partners shall make Capital Contributions to the Partnership in an aggregate amount not to exceed $97,000, which Capital Contributions shall be used exclusively by the Partnership to pay the Taylor Amendment Costs.

         (f) Notwithstanding anything to the contrary herein, the Capital Contributions referenced in subsections (a),(b),(c),(d) and (e) above and the last sentence of Section 3.2A shall be the maximum contributions to the Partnership that the Limited Partners shall be required to make (unless the Limited Partners otherwise elect as provided in Sections 3.2A and 3.3).

         (g) With respect to the Capital Contributions to be made by the Limited Partners pursuant to the foregoing provisions (and any requested additional Capital Contributions pursuant to Sections 3.2A and 3.3), each Limited Partner's several share of such Capital Contributions shall be as follows: with respect to the Initial Properties, 37.5232% to ECIC and 62.4768% to EnCap LP; and, with respect to the Taylor Properties, 50% to ECIC and 50% to EnCap LP.

         SECTION 3.2A. CERTAIN OPTIONAL ADDITIONAL CAPITAL CONTRIBUTIONS OF THE LIMITED PARTNERS. It is contemplated that the Limited Partners will make additional Capital Contributions to the Partnership in an aggregate amount not to exceed $390,000 to fund their allocable share hereunder of the Capital Costs of conducting development operations on the Properties (which development operations include the installation of a pilot waterflood program on the Westar Property); provided, however, that except to the extent provided in the last sentence of this Section 3.2A, the Limited Partners' obligation to make any such additional Capital Contributions with respect to a particular development operation shall be contingent upon (x) receipt from the General Partner of a proposal to conduct such development operation in accordance with this Section 3.2A and (y) the agreement of the Limited Partners to make additional Capital Contributions to the Partnership with respect to such development operations. In connection therewith, the General Partner shall propose, from time to time, development operations on the Properties in one well or two well increments (each such well being called a "PROPOSED OPERATION"). At least 30 days prior to the commencement of any Proposed Operation, the General Partner shall give the Limited Partners a notice, which notice (a) shall specify (i) in detail reasonably satisfactory to the Limited Partners, the Proposed Operation(s) to be conducted, (ii) in detail reasonably satisfactory to the Limited Partners, the estimated Capital Costs to the Partnership attributable to each Proposed Operation (as to each Proposed Operation, the "ESTIMATED COSTS") and (iii) such other information with respect to each Proposed Operation as the General Partner deems material and (b) shall contain a request that the Limited Partners agree to make additional Capital Contributions to the Partnership in an amount not to exceed their allocable share hereunder of the Estimated Costs attributable to a Proposed Operation. Thereafter, the General Partner shall provide to the Limited Partners such additional information concerning the Proposed Operation(s) as the Limited Partners may reasonably request. The Limited Partners shall give the General Partner notice of whether or not they elect to make the requested additional Capital Contributions to the Partnership referenced above with respect to a Proposed Operation within 30 days after receipt of the above referenced notice from the General Partner; without limiting the foregoing, it is specifically understood and agreed that if a request for additional Capital Contributions under this Section pertains to two Proposed Operations, the Limited Partners may elect to make additional Capital Contributions with respect to one or both of such Proposed Operations or, alternatively, the Limited Partners may elect to not make additional Capital Contributions with respect to either or both of such Proposed Operations. Failure of the Limited Partners to give such notice within the aforementioned 30-day period shall be deemed to constitute an election on the part of the Limited Partners not to make the requested additional Capital Contributions. Any well with respect to which the Limited Partners have agreed to make an additional Capital Contribution pursuant to this Section 3.2A shall be herein called a "SCHEDULED OPERATION". Notwithstanding the foregoing or anything else to the contrary herein, the Limited Partners shall make Capital Contributions to the Partnership to fund their allocable share hereunder of the Capital Costs attributable to each of the Westar Designated Wells, provided that the maximum amount that the Limited Partners shall be required to make with respect to a Westar Designated Well shall not exceed the Partnership's share of the estimated costs for such Westar Designated Well as set forth in the applicable authority for expenditure received by the Partnership with respect to such Westar Designated Well (a copy of which shall be promptly furnished to the Limited Partners upon receipt thereof by the General Partner).

         SECTION 3.3. REQUEST FOR ADDITIONAL CAPITAL CONTRIBUTIONS OF LIMITED PARTNER.

         (a) The General Partner may request (subject to the limitations described below) additional Capital Contributions from each Limited Partner to be used exclusively for the payment of its allocated share (pursuant to Section 4.1) of (i) Capital Costs of the type described in clause (a) of the definition thereof, (ii) Capital Costs of the type described in clause (b) of the definition thereof, (iii) Capital Costs of the type described in clause (c) of the definition thereof, (iv) Capital Costs of the type described in clause (d) of the definition thereof, (v) Capital Costs of the type described in clause (e) of the definition thereof, (vi) Capital Costs of the type described in clause
(f) of the definition thereof, (vii) Acquisition Costs under the circumstances described in Section 5.3, (viii) Capital Overrun Costs, (ix) LOPC Overrun Costs,
(x) Taylor LOPC Overrun Costs and (xi) cost overruns associated with any of the operations or projects with respect to which a Limited Partner has previously agreed to make additional Capital Contributions to the Partnership pursuant to this Section 3.3. Each of the categories of expenditures described in clauses
(i), (ii), (iii), (iv), (v), (vi), (vii), (viii), (ix), (x) and (xi) of this
Section 3.3(a) may include such contingent amounts as the General Partner in good faith shall determine to be appropriate under the circumstances.

         (b) Requests for additional Capital Contributions pursuant to this
Section 3.3 shall be made by the General Partner and agreed to by each Limited Partner (if the Limited Partner elects to agree) separately with respect to each category of costs as specified in subsection (a) above, but such requests shall not be made more often than quarterly each year (i) except for requests pursuant to either clause (vii), clause (viii), clause (ix), clause (x) or clause (xi) of subsection (a) above or (ii) unless an emergency or some other urgent need for funds exist outside of the reasonable control of the General Partner. Payments of any additional Capital Contributions agreed to be made by a Limited Partner pursuant to this Section 3.3 shall be requested by the General Partner and made by such Limited Partner in the manner provided for in Section 3.5(b).

         (c) Notice of any request for additional Capital Contributions made by the General Partner shall be in writing and sent to each Limited Partner at its address as provided in Section 12.1. With respect to the category of costs described in clauses (i), (ii), (iii), (iv), (v) and (vi) of Section 3.3(a), each request shall cover all of the Capital Costs intended to be incurred during the next three months (and with respect to any Partnership well or Enhanced Recovery Operation or facility, the costs estimated to be incurred in connection with such well or operation or facility). With respect to the category of costs described in clause (vii) of Section 3.3(a), each request shall contain the information specified in Section 5.3. With respect to the category of costs described in clauses (viii), (ix), (x) and (xi) of Section 3.3(a), each request shall cover the reasonably anticipated overruns associated with conducting the Partnership operation. Each such request shall also set forth (i) the date by which the Limited Partner must elect in writing to make the requested additional Capital Contributions, which date shall not be less than 30 days from the date the General Partner mails or sends such request, unless a shorter period is provided to the General Partner under any applicable "authority for expenditure", in which event such shorter period shall also be applicable to the election period of the Limited Partner (provided that in no event shall such shorter period be less than 25 days), (ii) the purpose or purposes for which the proceeds of the requested additional Capital Contributions are to be used, (iii) to the extent practicable, a summary of the pertinent geological data relating to each well or operation with respect to which the proceeds that are requested are to be expended and financial projections with respect to the expenditure of such additional Capital Contributions and the revenue projected to be received therefrom and (iv) a summary of the action that the General Partner anticipates it will take under
Section 3.3(d) and any applicable operating agreement if the Limited Partner does not elect to make such requested additional Capital Contributions. In connection with any request pertaining to an Enhanced Recovery Operation, the General Partner shall endeavor to confine such operation to the extent possible in accordance with generally accepted industry standards to those matters which should be conducted in conjunction with each other. Thereafter, the General Partner shall promptly furnish to each Limited Partner such additional information concerning the use and application of the requested additional Capital Contributions as such Limited Partner shall reasonably request. In the event a Limited Partner does not elect to pay all of the categories of requested additional Capital Contributions, it may elect to pay all of the Capital Contributions requested to be used for any of the remaining categories of costs designated in the General Partner's request as provided above. The General Partner shall not use any Capital Contributions received from a Limited Partner pursuant to this Section 3.3 and designated for payment of one category of costs to pay any other category of costs.

         (d) If a Limited Partner declines to make any additional Capital Contributions requested by the General Partner or fails to give timely notice to the General Partner pursuant to either Section 3.2A or Section 3.3(a), the General Partner may elect to take any action specified in paragraphs (1) through
(5) below with respect to each Lease, Partnership well, Enhanced Recovery Operation or other operation or project to which the request pertains, if appropriate (or paragraph (6), paragraph (7) or paragraph (8), if applicable):

                  (1) With respect to the acquisition of Leases pursuant to
         Section 5.3, the General Partner or its Affiliates may purchase or retain for its or their own account the Leases not acquired by the Partnership.

                  (2) The General Partner may cause the Partnership (to the extent it can do so under any applicable operating agreement) to abandon the operation or project in a prudent manner, in which event all costs (if any) thereafter incurred in abandoning the operation or project shall be borne by the Partnership.

                  (3) The General Partner may cause the Partnership to sell, farm-out or otherwise dispose of the well or Lease (or the applicable part thereof, as the case may

         be) to which such operation or project pertains to any person other than the General Partner or any of its Affiliates (subject, however, to Section 6.2).

                  (4) In the event a well or Lease to which such proposed operation or project pertains is subject to an operating agreement to which one or more third persons (which are not Affiliates of the General Partner) are parties, the General Partner may cause the Partnership to elect not to participate in the proposed operation and to assume the status of a "non-consenting party" under such operating agreement; provided, however, that neither the General Partner nor any of its Affiliates shall be permitted to pay or shall pay the Partnership's non-consenting share of costs or expenses or any part thereof with respect to such operation or project under such operating agreement.

                  (5) The General Partner may take such other actions as may be mutually agreed upon by the Partners.

                  (6) In addition to the actions specified in paragraphs (1) through (5) above, if, during any given six-month period commencing either January 1 and ending June 30 of a calendar year or commencing July 1 and ending December 31 of a calendar year (in this subsection
         (d) called a "SUBJECT PERIOD"), (x) the Limited Partners decline to make additional Capital Contributions with respect to a Proposed Operation on any of the 13 sections of land (in this subsection (d) called a "SECTION") which comprise the Price Ranch Lease and which comprise in part the GP Properties that pertains to a Non-PUD Location (as defined below) and (y) the General Partner has not previously proposed to the Limited Partners during the subject period that the Partnership participate in a Proposed Operation on the Price Ranch Lease that pertains to a Non-PUD Location, the following shall apply with respect to such Non-PUD Location:

                  (A) The General Partner shall have the option to negotiate with third party industry participants and/or banks or other financial institutions with respect to forming an industry standard participation arrangement and/or financing arrangement for the completion of such Proposed Operation. If the General Partner is successful in forming an industry standard participation arrangement or securing financing, the General Partner shall have the additional option, exercisable in its sole discretion, to cause the Partnership to effect a distribution to the General Partner of the Partnership's interest in the Section in which the Proposed Operation was to be conducted. If the General Partner elects to exercise the above option, it shall give notice of the same to the Limited Partners, who shall have 30 days after receipt of such notice to notify to General Partner that they elect to make the requested additional Capital Contributions to the Partnership to fund their allocable share of the Estimated Costs attributable to the Proposed Operation. If the Limited Partners make a timely election with respect to a Proposed Operation, the General Partner's election of its option to effect a distribution with respect thereto shall be null and void. If the Limited Partners fail to make a timely election (or otherwise notify the General Partner that they do not elect to make the requested additional Capital Contributions with respect to the Proposed Operation), the General Partner shall thereafter have the right to elect to cause the Partnership to effect a distribution to the General Partner of the Partnership's interest in the Section on which the Proposed Operation was to be conducted (which election and distribution must be made within 30 days after the Limited Partners' election referenced in this sentence not to make the requested additional Capital Contributions), whereupon the Partnership and the Limited Partners shall thereafter have no right or interest in or to such Section and any reserves attributable thereto.

                  (B) If the General Partner is not successful in forming an industry standard participation arrangement or securing financing in accordance with the proceeding paragraph, the General Partner may, in its sole discretion, arrange a sale or farmout of the Partnership's interest in the proposed proration unit for such Proposed Operation. If the General Partner is successful in arranging such a sale or farmout, the General Partner and the Limited Partners shall share in any retained interest to such properties or other consideration received by the Partnership thereby in accordance with the terms of this Agreement.

         As used above in this subsection (d), a "NON-PUD LOCATION" shall refer to a proposed well site that is situated on a Section (xx) that the Partnership's independent petroleum engineers have not assigned any proved reserves and (yy) that does not directly offset Section 169 or a well location in which the Partnership has an interest and that the Partnership's independent petroleum engineers have assigned any proved reserves.

                  (7) In addition to the actions specified in paragraphs (1) through (5) above, if (xxx) the Limited Partners decline to make additional Capital Contributions with respect to a Proposed Operation on the GP Properties that pertains to a PUD Location (as defined below) (the point at which the Limited Partners decline in this subsection (d) being called the "INITIAL DECLINE POINT") and (yyy) no less than one year after the initial decline point, the General Partner again proposes to the Limited Partners such Proposed Operation and the Limited Partners decline to make the requested additional Capital Contributions with respect thereto, the General Partner shall thereafter have the right to elect to cause the Partnership to effect a distribution to the General Partner of the Partnership's interest in the Section on which the Proposed Operation was to be conducted (which election and distribution must be made within 30 days after the Limited Partners' election referenced in clause (yyy) above), whereupon the Partnership and the Limited Partners shall thereafter have no right or interest in or to such Section and any reserves attributable thereto, except that the Partnership shall retain its interest in the proration units with respect to all producing wells on that Section and any other proration unit on that Section with respect which the Partnership's independent petroleum engineers have assigned proved reserves (other than the proration unit for the Proposed Operation). As used in this subsection (d), a "PUD LOCATION" shall refer to a proration unit on the GP Properties with respect to which the Partnership's independent petroleum engineers have assigned proved undeveloped reserves.

                  (8) In addition to the actions specified in paragraphs (1) and
         (5) above, if (VV) the General Partner is in compliance with its agreement in the last full paragraph below of this subsection (d), (XX) the General Partner proposes a Proposed Operation on the GP Properties that pertains to a Section that the Partnership's independent petroleum engineers have not assigned any proved reserves but which is contiguous to a Section that the Partnership's independent petroleum engineers have assigned proved reserves, (YY) the Limited Partners decline to make additional Capital Contributions with respect to such Proposed Operation and (ZZ) no less than one year thereafter the General Partner again proposes to the Limited Partners such Proposed Operation and the Limited Partners decline to make the requested additional Capital Contributions with respect thereto, the General Partner shall thereafter have the right to elect to cause the Partnership to effect a distribution to the General Partner of the Partnership's interest in the Section on which the Proposed Operation was to be conducted (which election and distribution must be made within 30 days after the Limited Partners' election referenced in clause (ZZ) above), whereupon the Partnership and the Limited Partners shall thereafter have no right or interest in or to such Section and any reserves attributable thereto, except that the Partnership shall retain its interest in the proration units with respect to all producing wells on that Section and any other proration unit on that section with respect to which the Partnership's independent petroleum engineers have assigned proved reserves (other than the proration unit for the Proposed Operation).

         To the extent Partnership property is distributed to the General Partner pursuant to any of the foregoing provisions, the General Partner shall be responsible for all costs and expenses of the Partnership and the Limited Partners incurred in connection with effecting any distribution pursuant to this
Section 3.3, including attorney's fees and filing and recording fees and expenses. Any distribution effected pursuant to this Section 3.3 shall be in a form reasonably acceptable to the Limited Partners, but in any event shall (i) be without warranty of title, and (ii) be with the agreement of the General Partner to be responsible for (and to indemnify the Partnership against) all costs and expenses attributable to the interest so distributed to the General Partner after the effective date of such distribution. Adjustments to the Partners' respective capital accounts shall be made in accordance with the terms hereof to take into account any distribution effected pursuant to this Section 3.3.

         Without limiting the obligations of the General Partner hereunder, the General Partner agrees that prior to proposing the drilling of a well location other than a PUD Location, the General Partner will (1) propose the drilling by the Partnership of any PUD Location which is located on any of the Sections which are contiguous with the Section on which the aforementioned well location is located (and therefore request additional Capital Contributions from the Limited Partners to fund their allocable share of the drilling of such PUD Location) and (2) have received the Limited Partner's final election with respect to such proposal.

         (e) If a Limited Partner (for purposes of this subsection (e), a "NON-ELECTING LP") declines to make any additional Capital Contributions requested by the General Partner or fails to give timely notice to the General Partner in accordance with this Section 3.3 with respect to any of the categories of expenditures described in clauses (viii), (ix),(x) or (xi) of
Section 3.3(a), the General Partner may elect, in addition to the options described in Section 3.3(d), to advance to the Partnership on behalf of such non-electing LP the amount of the requested additional Capital Contribution (which advance shall bear interest on the principal amount outstanding from time to time at a rate of 10% per annum, shall be non-recourse to such non-electing LP and shall be repaid to the General Partner from the Designated Percentage (as defined below) of cash distributions that would otherwise be made to such non-electing LP from the well, operation or project to which the request pertains (which cash distributions shall be applied first to accrued interest and second to the principal amount outstanding from time to time)). As used in the preceding sentence, "DESIGNATED PERCENTAGE" shall mean a percentage equal to X/Y, where "X" is the amount of the costs of the well, operation or project attributable to the non-electing LP and funded by the General Partner, and where "Y" is the total amount of the costs of the well, operation or project attributable to the non-electing LP. In addition to the foregoing, the General Partner shall have the right to make a request to a Limited Partner not a non-electing LP (for purposes of this subsection (e), an "ELECTING LP") that such electing LP advance to the Partnership on behalf of the non-electing LP the amount of the requested additional Capital Contribution (which advance would be made on the same basis as described above with respect to an advance by the General Partner or such other basis as agreed upon by the Limited Partners).

         (f) In the event a Limited Partner agrees to make any additional Capital Contributions to the Partnership pursuant to this Section 3.3, the General Partner will promptly file an amendment to the certificate of limited partnership or qualification statement of the Partnership to the extent required by the applicable laws of any state in which a certificate of limited partnership or qualification statement has been filed for the Partnership.

         SECTION 3.4. REDUCED CAPITAL CONTRIBUTIONS OF LIMITED PARTNER. In the event the Partnership or the General Partner properly retains a portion of a Limited Partner's share of Partnership revenues for the purpose of paying any Capital Costs or Acquisition Costs allocated to such Limited Partner hereunder in accordance with Section 4.4, the amount so retained and not distributed shall reduce pro tanto the amount of Capital Contributions such Limited Partner is required to thereafter make.

         SECTION 3.5. PAYMENTS OF CAPITAL CONTRIBUTIONS.

         (a) On the Delivery Date, the Limited Partners shall tender $500,000 of the Capital Contributions referenced in Section 3.2(a), which amount shall be deposited with the Westar Escrow Agent under the Westar Escrow Agreement.

         (b) The Limited Partners shall pay its Capital Contributions referenced in Section 3.2(b) on the date on which the transactions contemplated by the Aspen Purchase Agreement are consummated, provided that the conditions precedent to such payment have been satisfied and the Limited Partners receive notice of the closing of such transactions at least one business day prior to such closing.

         (c) The Limited Partners shall pay the Capital Contribution referenced in Section 3.2(d) on the Taylor Amendment Date. The Limited Partners shall pay $47,000 of the Capital Contributions referenced in Section 3.2(e) on the Taylor Amendment Date, which amount shall be immediately applied by the Partnership to the payment of the Taylor Placement Fee.

         (d) Except as otherwise provided in subsections (a),(b) and (c) above, each Limited Partner shall pay its Capital Contributions monthly upon request by the General Partner in such amounts as are required to pay its share of all costs and expenses properly allocated to it hereunder. The General Partner may request on a monthly basis additional payments of the Capital Contributions elected or agreed to be made by a Limited Partner for such Limited Partner's share of all costs and expenses estimated to have been and/or to be incurred by the Partnership during that calendar month except those for which advances have previously been made or for which payment will be made from another source. Each monthly request for payment shall be adjusted to the extent a Limited Partner's cumulative share of actual Partnership disbursements for the preceding calendar month's costs and expenses is either greater or less than the amounts previously contributed by such Limited Partner for such purpose. Any request for payment by a Limited Partner of Capital Contributions shall be in writing and shall set forth (1) the type, nature or items of Partnership costs or expenses for which such payment will be used by the Partnership, including invoices, cancelled checks and other similar items requested for each expense item if previously incurred, (2) the net amount of the Capital Contributions to be paid by such Limited Partner and (3) the date by which payment of such Capital Contributions shall be received, which shall not be less than ten business days from the date the notice is received by such Limited Partner.

         (e) Payments by each Limited Partner of its Capital Contributions shall be made by wire transfer of funds to the Partnership's account as designated by the General Partner by notice to such Limited Partner pursuant to Section 12.1 or by check at the Limited Partner's option (provided, that if the amount of a Capital Contribution to be paid by a Limited Partner is in excess of $50,000, such payment shall be made by wire transfer).

         SECTION 3.6. NON-PAYMENT OF CAPITAL CONTRIBUTIONS. The Partnership shall have the right to pursue any remedy existing at law or in equity for the collection of the unpaid amount of the Capital Contributions agreed to be made in Sections 3.1 and 3.2 or hereafter elected or agreed to be made in accordance with Section 3.3, including without limitation the prosecution of a suit against a defaulting Partner.

         SECTION 3.7. RETURN OF CAPITAL CONTRIBUTIONS. No interest shall accrue on any contributions to the capital of the Partnership; and no Partner shall have the right to withdraw or be repaid any capital contributed by such Partner except as provided in Section 10.3. All interest which accrues on Partnership funds shall be allocated and credited to the Partners in accordance with Section 4.2.

                                   ARTICLE IV

                          ALLOCATIONS AND DISTRIBUTIONS

         SECTION 4.1. ALLOCATION OF COSTS AND EXPENSES. Except as provided in
Section 3.3, all costs and expenses of the Partnership shall be allocated and charged to the Partners as follows:

         (a) Catastrophe Costs incurred by the Partnership shall be allocated 100% to the General Partner.

         (b) The Westar Purchase Price, the Aspen Purchase Price, and Organization Costs shall be allocated 100% to the Limited Partners.

         (c) The Taylor Purchase Price shall be allocated among the Partners in proportion to the Capital Contributions made by them pursuant to Sections 3.1(b) and 3.2(d) with respect thereto.

         (d) Taylor Amendment Costs (i) in an aggregate amount not to exceed $50,000 shall be allocated 100% to the Limited Partners and (ii) in excess of an aggregate amount equal to $50,000 shall be allocated 100% to the General Partner.

         (e) Designated Capital Costs shall be allocated 100% to the Limited Partners.

         (f) Excess Capital Overrun Costs, LOPC Overrun Costs and Taylor LOPC Overrun Costs shall be allocated 100% to the General Partner.

         (g) All other costs and expenses of the Partnership not specifically allocated above and attributable to the Initial Properties shall be allocated
(i) 15% to the General Partner and 85% to the Limited Partners prior to Payout and (ii) 75% to the General Partner and 25% to the Limited Partners after Payout; provided, that if, pursuant to Section 4.2(e), an adjustment is made to the allocation of revenues between the General Partner and the Limited Partners, a corresponding adjustment to the allocation of costs described in this subsection (g) shall be made as between the General Partner and the Limited Partners.

         (h) All other costs and expenses of the Partnership not specifically allocated above and attributable to the Taylor Properties shall be allocated (i) 3% to the General Partner and 97% to the Limited Partners prior to Payout, (ii) 50% to the General Partner and 50% to the Limited Partners after Payout but prior to Payout No. 2 and (iii) 75% to the General Partner and 25% to the Limited Partners after Payout No. 2; provided, that if, pursuant to Section 4.2(e), an adjustment is made to the allocation of revenues between the General Partner and the Limited Partners, a corresponding adjustment to the allocation of costs described in this subsection (h) shall be made as between the General Partner and the Limited Partners.

         SECTION 4.2. ALLOCATION OF REVENUES. Except as provided in Section 3.3, all revenues of the Partnership (which shall not include Capital Contributions and loans to the Partnership) shall be allocated and credited to the Partners as follows:

         (a) Insurance proceeds, to the extent not otherwise expended by the Partnership to preserve and protect Partnership property in the event of an accident or other occurrence or to pay Partnership liabilities or other obligations arising from an accident or other occurrence, shall be allocated between the Partners in the same manner as revenues from the sale of the property to which such insurance proceeds relate would be allocated under this
Section 4.2.

         (b) All revenues used to repay any principal, interest or other amounts owing with respect to any Partnership borrowings or indebtedness shall be allocated to the Partners in the same proportions as the costs and expenses paid with such borrowings or indebtedness were allocated to the Partners (and, with respect to any indebtedness to which any property acquired by the Partnership is subject at the time of its acquisition, in the same proportions as costs are allocated under Section 4.1(e) at the time such property is acquired by the Partnership).

         (c) Subject to subsections (e) and (f) below, all other revenues of the Partnership not specifically allocated above and attributable to the Initial Properties shall be allocated (i) 15% to the General Partner and 85% to the Limited Partners prior to Payout and (ii) 75% to the General Partner and 25% to the Limited Partners after Payout.

         (d) Subject to subsections (e) and (f) below, all other revenues of the Partnership not specifically allocated above shall be allocated (i) 3% to the General Partner and 97% to the Limited Partners prior to Payout, (ii) 50% to the General Partner and 50% to the Limited Partners after Payout but prior to Payout No. 2 and (iii) 75% to the General Partner and 25% to the Limited Partners after Payout No. 2.

         (e) Notwithstanding subsection (c) or subsection (d) above or anything else herein to the contrary, if, at any time on or after July 1, 1997, the Proved Producing Investment Coverage is less than the Minimum Ratio, then, from and after the effective date of the Engineering Report upon which the computation of the Proved Producing Investment Coverage is based, all revenues of the type described in subsections (c) and (d) above shall be adjusted from time to time as determined by the Limited Partners so as to increase the Limited Partners' share thereof (and to correspondingly decrease the General Partner's share thereof); provided, that the General Partner shall be allocated not less than 1% of such revenues and the Limited Partners shall be allocated no more than 99% of such revenues until the point that the Proved Producing Investment Coverage is equal to or greater than the Minimum Ratio (which point shall be the effective date of a subsequent Engineering Report that establishes (i) that the Proved Producing Investment Coverage is equal to or greater than the Minimum Ratio and (ii) that prior to Payout, the Proved Producing Investment Coverage will not be less than the Minimum Ratio and at which point all revenues of the type described in subsections (c) and (d) above shall be allocated as provided in subsections (c) and (d) above); provided, further, that notwithstanding anything herein to the contrary, in no event shall any adjustment to the allocations of revenues made pursuant to the first sentence of this subsection
(e) (a "REVENUE ALLOCATION ADJUSTMENT") be in effect for less than a three-month period.

         (f) Notwithstanding Section 10.3 or anything else herein to the contrary, if, (i) a Revenue Allocation Adjustment is effected and (ii) during the time the Revenue Allocation Adjustment is in effect, all or a portion of the properties of the Partnership are sold or otherwise disposed of, the revenues from any such sale shall be allocated (A) 99% to the Limited Partners and 1% to the General Partner until Payout, (B) 50% to the General Partner and 50% to the Limited Partners after Payout but prior to Payout No. 2 and (C) 75% to the General Partner and 25% to the Limited Partners after Payout No. 2.

         SECTION 4.3. INCOME TAX ALLOCATIONS. Except as otherwise provided herein, for purposes of any applicable federal, state or local income tax law, rule or regulation items of income, gain, deduction, loss, credit and amount realized shall be allocated to the Partners as follows:

         (a) Income from the sale of oil or gas production (and any credits under Section 29 of the Internal Revenue Code with respect thereto) shall be allocated in the same manner as revenue therefrom is allocated and credited pursuant to Section 4.2.

         (b) Cost and percentage depletion deductions and the gain or loss on the sale or other disposition of property the production from which is subject to depletion (herein sometimes called "DEPLETABLE PROPERTY") shall be computed separately by the Partners rather than the Partnership. For purposes of Section 613A(c)(7)(D) of the Internal Revenue Code, the Partnership's adjusted basis in each Depletable Property contributed to the Partnership by the General Partner shall be allocated to the General Partner and the Partnership's adjusted basis in any other Depletable Property shall be allocated in proportion to each Partner's respective share of the costs and expenses which entered into the Partnership's adjusted basis for such Depletable Property. The amount realized on the sale or other disposition of each Depletable Property shall be allocated to the Partners in proportion to each Partner's respective share of the revenue from the sale or other disposition of such property provided for in Section 4.2. For purposes of allocating amounts realized upon any such sale or disposition which are deemed to be received for federal income tax purposes and are attributable to Partnership indebtedness or indebtedness to which the Depletable Property is subject at the time of such sale or disposition, such amounts shall be allocated in the same manner as Partnership revenues used for the repayment of such indebtedness would have been allocated under Section 4.2(b).

         (c) Items of deduction, loss and credit not specifically provided for above (other than loss from the sale or other disposition of Depletable Property), shall be allocated to the Partners in the same manner that the costs and expenses of the Partnership that gave rise to such items of deduction, loss and credit were allocated pursuant to Section 4.1.

         (d) Gain from the sale or other disposition of Partnership property that is not specifically provided for above shall be allocated to the Partners in a manner which reflects each Partner's allocable share of the revenue from the sale of the Partnership property provided for in Section 4.2, and loss from the sale or other disposition of Partnership property that is not specifically provided for above shall be allocated to the Partners in a manner which reflects each Partner's allocable share of the costs and expenses of the Partnership property provided for in Section 4.1.

         (e) All recapture of income tax deductions resulting from the sale or other disposition of Partnership property shall, to the maximum extent possible, be allocated to the Partner to whom the deduction that gave rise to such recapture was allocated hereunder to the extent that such Partner is allocated any gain from the sale or other disposition of such property.

         (f) Any other items of Partnership income or gain not specifically provided for above shall be allocated in the same manner as the revenue that resulted in such income or gain is allocated and credited pursuant to Section 4.2.

         (g) Notwithstanding any of the foregoing provisions of this Section 4.3 to the contrary:

                  (i) If during any fiscal year of the Partnership there is a net increase in Minimum Gain attributable to a Partner Nonrecourse Debt that gives rise to Partner Nonrecourse Deductions, each Partner bearing the economic risk of loss for such Partner Nonrecourse Debt shall be allocated items of Partnership deductions and losses for such year (consisting first of cost recovery or depreciation deductions with respect to property that is subject to such Partner Nonrecourse Debt and then, if necessary, a pro rata portion of the Partnership's other items of deductions and losses, with any remainder being treated as an increase in Minimum Gain attributable to Partner Nonrecourse Debt in the subsequent year) equal to such Partner's share of Partner Nonrecourse Deductions, as determined in accordance with applicable Treasury Regulations.

                  (ii) If for any fiscal year of the Partnership there is a net decrease in Minimum Gain attributable to Partnership Nonrecourse Liabilities, each Partner shall be allocated items of Partnership income and gain for such year (consisting first of gain recognized, including Simulated Gain, from the disposition of Partnership property subject to one or more Partnership Nonrecourse Liabilities and then, if necessary, a pro rata portion of the Partnership's other items of income and gain for that year, and if necessary, for subsequent years) equal to such Partner's share of such net decrease (except to the extent such Partner's share of such net decrease is caused by a change in debt structure with such Partner commencing to bear the economic risk of loss as to all or part of any Partnership Nonrecourse Liability or by such Partner contributing capital to the Partnership that the Partnership uses to repay a Partnership Nonrecourse Liability), as determined in accordance with applicable Treasury Regulations.

                  (iii) If for any fiscal year of the Partnership there is a net decrease in Minimum Gain attributable to a Partner Nonrecourse Debt, each Partner bearing the economic risk of loss for such Partner Nonrecourse Debt shall be allocated items of Partnership income and gain for such year (consisting first of gain recognized, including Simulated Gain, from the disposition of Partnership property subject to Partner Nonrecourse Debt, and then, if necessary, a pro rata portion of the Partnership's other items of income and gain, and if necessary, for subsequent years) equal to such Partner's share of such net decrease (except to the extent such Partner's share of such net decrease is caused by a change in debt structure or by the Partnership's use of capital contributed by such Partner to repay Partner Nonrecourse Debt) as determined in accordance with applicable Treasury Regulations.

         (h) The General Partner shall use all reasonable efforts to prevent any allocation or distribution from causing a negative balance in the Limited Partner's Adjusted Capital Account. Consistent therewith, and notwithstanding any of the foregoing provisions of this Section 4.3 to the contrary, if for any fiscal year of the Partnership the allocation of any loss or deduction (net of any income or gain) to any Partner would cause or increase a negative balance in such Partner's Adjusted Capital Account as of the end of such fiscal year (a "DEFICIT PARTNER") after taking into account the provisions of subsection (g) of this Section 4.3, only the amount of such loss or deduction that reduces the balance to zero shall be allocated to such Deficit Partner and the remaining loss or deduction shall be allocated to the Partners whose Adjusted Capital Accounts have a positive balance remaining at such time (the "POSITIVE PARTNERS") in proportion to such positive balances. After any such allocation, any Partnership income or gain (including Simulated Gain) that would otherwise be allocated to the Deficit Partner shall be allocated instead to the Positive Partners up to an amount equal to the Partnership loss or deduction allocated to the Positive Partners under the preceding sentence; provided, however, that no allocation of income, gain or amount realized shall be made under this sentence if the effect of such allocation would be to cause the Adjusted Capital Account of a Deficit Partner to be less than zero. If, after taking into account the allocation in the first sentence of this Section 4.3(h), the Adjusted Capital Account balance of a Deficit Partner remains less than zero at the end of a fiscal year, a pro rata portion of each item of Partnership income or gain (including Simulated Gain) otherwise allocable to the Positive Partners for such fiscal year (or if there is no such income or gain allocable to the Positive Partners for such fiscal year, all such income or gain (including Simulated Gain) so allocable in the succeeding fiscal year or years) shall be allocated to the Deficit Partner in an amount necessary to cause its Adjusted Capital Account balance to equal zero; provided that if there is more than one Deficit Partner, such income or gain shall be allocated to all Deficit Partners in proportion to their negative Adjusted Capital Accounts; and provided further that no allocation under this sentence shall have the effect of causing any Positive Partner's Adjusted Capital Account to be less than zero. After any such allocation, any Partnership gain (including Simulated Gain) resulting from the sale or other disposition of Partnership property that would otherwise be allocated to a Deficit Partner for any fiscal year under this Section 4.3 shall be allocated instead to the Positive Partners until the amount of gain so allocated equals the amount of gain previously allocated to such Deficit Partner under the preceding sentence of this Section 4.3(h); provided, however, that no allocation of gain shall be made under this sentence if the effect of such allocation would be to cause the Adjusted Capital Account of a Deficit Partner to be less than zero.

         (i) Notwithstanding anything to the contrary herein, in accordance with
Section 704(c) of the Internal Revenue Code and the Treasury Regulations thereunder, income, gain, loss and deductions with respect to any property contributed to the Partnership or with respect to which a revaluation pursuant to Treasury Regulation ss. 1.704-1(b)(2)(iv)(f) has occurred shall, solely for federal income tax purposes, be allocated among the Partners in a manner to take into account any variation between the adjusted tax basis of such property to the Partnership and its fair market value. In making such allocations, the General Partner shall use the traditional method with curative allocations as set forth in Treasury Regulation ss. 1.704-3(c) limited to similar items of depreciation deductions for depreciable assets and depletion deductions for depletable assets, unless otherwise agreed by all Partners.

         SECTION 4.4. DISTRIBUTIONS. At least monthly (commencing the first month after the receipt by the Partnership of its first revenues), all cash funds of the Partnership (exclusive of Capital Contributions, any borrowed funds and any dry hole and bottom hole and similar contributions) which the General Partner reasonably determines are not needed for the payment of any existing or reasonably foreseeable Partnership obligations and expenditures shall be distributed to the Partners; provided, however, that notwithstanding the foregoing or any other provision contained in this Agreement, (a) unless a Limited Partner otherwise consents in writing or defaults in the payment of any Capital Contributions previously agreed to be made by it, the General Partner shall not be entitled to cause the Partnership to retain any of a Limited Partner's share of Partnership revenues for the purpose of paying (directly or indirectly) any Capital Costs or Acquisition Costs, (b) the Partnership may retain such insurance proceeds and other amounts as the General Partner shall reasonably determine are necessary to pay Partnership liabilities and expenses, to restore, preserve and protect Partnership property upon the occurrence of an accident (e.g., a blowout), catastrophe or similar event or to comply with all applicable environmental laws, ordinances, rules and regulations and (c) the General Partner shall be entitled to cause the Partnership to retain the Limited Partners' share of revenues for the purpose of paying their allocable share hereunder of any Unexpected Well Costs. All such cash funds of the Partnership shall be distributed to the Partners in the same respective percentages as the revenues to which such cash funds are attributable were allocated to the Partners pursuant to Sections 3.3 and 4.2 (after deducting therefrom the costs and expenses charged to the Partnership pursuant to Sections 3.3 and 4.1 and elsewhere herein); provided, however, that if Payout would occur as a result of a distribution of cash funds to the Limited Partners, such distribution shall be deemed to constitute two distributions: (i) the first distribution shall consist of the amount of cash funds necessary to cause Payout to occur and (ii) the second distribution shall consist of the balance of the funds then distributed; provided, further, that if, under Section 3.2(c), any portion of the Limited Partners' Capital Contributions referenced in Section 3.2(c) to pay the Placement Fee is used by the Partnership to pay Lease Operating and Production Costs for the month of December 1995, then all such cash funds shall first be used to pay the balance of the Placement Fee due and owing. The calculation of each monthly distribution shall be made pursuant to Section 8.2(d). Payment of all distributions made by the Partnership to each Limited Partner shall be made by wire transfer of immediately available funds in accordance with such written instructions to the General Partner as may be provided by such Limited Partner from time to time. Nothing contained in this Section 4.4 shall relieve the General Partner from its obligation to bear 100% of Catastrophe Costs pursuant to Section 4.1(a).

         SECTION 4.5. ALLOCATION AMONG LIMITED PARTNERS. Subject to Section 3.3, all Partnership items of costs, expenses, deductions (other than depletion), credits, income, revenues, gain and loss (other than gain or loss from the sale or other disposition of Depletable Property) to be allocated, charged or credited to the Limited Partners shall be allocated, charged or credited to each Limited Partner as follows: with respect to the Initial Properties, 37.5232% to ECIC and 62.4768% to EnCap LP; and, with respect to the Taylor Properties, 50% to ECIC and 50% to EnCap LP.

         SECTION 4.6. WITHHOLDING. The General Partner shall be entitled to withhold from distributions made to the Partners any taxes required to be withheld under applicable law. Amounts so withheld shall upon payment to the appropriate taxing authority be treated as distributions to the Partner for whose account the funds are withheld.

                                    ARTICLE V

                              PARTNERSHIP PROPERTY

         SECTION 5.1. TITLE TO PARTNERSHIP PROPERTY. All property owned by the Partnership, whether real or personal, tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually, shall have any ownership of such property. The Partnership shall hold all of its assets in the name of the Partnership. The General Partner shall promptly take all such action as it shall deem necessary or appropriate, or as may be required by law, to perfect and preserve the ownership interest of the Partnership in all Leases, and (if requested by a Limited Partner) upon recordation of title to a Lease shall promptly supply such Limited Partner with a copy of such recorded title.

         SECTION 5.2. ACQUISITION OF THE THIRD PARTY PROPERTIES. The respective assignments to the Partnership of the Third Party Properties (the "THIRD PARTY PROPERTY ASSIGNMENTS"), shall be substantially in the form of the instruments attached to the Original Agreement as Exhibit 5.2 (with respect to the Aspen Properties and the Westar Properties) and in the form of the instrument approved by the Partners in all material respects (with respect to the Taylor Properties).

         SECTION 5.3. ACQUISITIONS OF ADDITIONAL INTERESTS IN THE PROPERTIES; AREA OF MUTUAL INTEREST.

         (a) If, during the term of this Agreement, the General Partner or an Affiliate thereof acquires (or proposes to acquire) an additional interest in the Properties, the terms and provisions of this Section 5.3(a) shall be operative. Specifically, upon the acquisition (or proposed acquisition) under the circumstances described above, the General Partner shall notify the Limited Partners, which notice shall (i) specify the additional interest the General Partner or its Affiliates have acquired (or propose to acquire) in the Properties, (ii) specify the purchase price (or proposed purchase price), and
(iii) include such other information as the General Partner deems material. Thereafter, the General Partner shall promptly furnish to the Limited Partners any additional information concerning the acquisition (or proposed acquisition) as a Limited Partner may reasonably request and which is in the possession of the General Partner or its Affiliates or can be obtained without undue effort or expense. Subject to the Limited Partners agreeing to make additional Capital Contributions to the Partnership pursuant to Section 3.3, the Partnership shall acquire the additional interest of the General Partner and Affiliates in the Properties (or, if applicable, which the General Partner and Affiliates propose to acquire). In connection with any acquisition of an interest by the Partnership pursuant to this Section 5.3(a), the General Partner or an Affiliate thereof shall not retain from or otherwise burden the interest assigned to the Partnership with any overriding royalty, net profits interest, carried interest, reversionary interest, production payment or other burden in favor of itself, its officers, directors or employees.

         (b) If, during the five-year period commencing on the Delivery Date, the General Partner or an Affiliate thereof enters into a letter of intent (or similar type of instrument) or purchase agreement with respect to the proposed acquisition of a Lease or Leases that have proved reserves attributable thereto and are located within the Area of Mutual Interest (exclusive of any proposed acquisition pursuant to subsection (a) above), the terms and provisions of this
Section 5.3(b) shall be operative. Specifically, upon the occurrence of the circumstances described above, the General Partner shall notify the Limited Partners, which notice shall (i) specify the interest the General Partner or its Affiliates propose to acquire in the subject Leases, (ii) specify the purchase price (or proposed purchase price), (iii) describe the development and/or Enhanced Recovery Operations, if any, the General Partner reasonably anticipates will be engaged in on the subject Leases and the estimated costs associated therewith, (iv) include a summary of the pertinent geological and geophysical data relating to the subject Leases or proposed development/Enhanced Recovery Operations, (v) include financial projections relating to the subject Leases and any internally or externally prepared related engineering or reserve reports, (vi) describe the nature and extent of planned title examination and property related due diligence (including, without limitation, environmental due diligence) and (vii) such other information as the General Partner deems material. Thereafter, the General Partner shall promptly furnish to the Limited Partners any additional information concerning the subject Leases or the proposed development/Enhanced Recovery Operations as a Limited Partner may reasonably request (including, without limitation, the reports of consultants and outside engineers). The Limited Partners shall have 30 days from the date of receipt by them of all material information reasonably necessary in order to make an informed decision on whether or not to offer to finance the proposed acquisition and related activities to tender in writing to the General Partner an offer to finance such acquisition and related activities. If the Limited Partners decline to make such a financing proposal or fail to tender such financing proposal within the aforementioned 30-day period, the General Partner (or Affiliate thereof) shall be entitled to effectuate the proposed acquisition and related activities on such terms and in any manner it so elects. If the Limited Partners tenders a financing proposal on a timely basis, the General Partner (or Affiliate thereof) may finance the proposed acquisition and related activities with a third party not the Limited Partners only on terms more favorable to the General Partner than those contained in the Limited Partners' financing proposal (which determination as to favorability shall be made by mutual agreement of the Partners in good faith).

         SECTION 5.4. LEASE SALES.

         (a) Except as provided in this Section 5.4, in Section 6.2(d) and elsewhere herein, the General Partner may sell, farm-out, abandon or otherwise dispose of any Partnership Lease, on such terms as the General Partner deems reasonable and in the best interests of the Partnership and the Limited Partners.

         (b) Except as expressly permitted in Sections 3.3 and 10.3, neither the General Partner or any of its Affiliates nor any of their employees shall acquire, directly or indirectly, any Lease (or any interest therein) from the Partnership.

         SECTION 5.5. SALES OF PRODUCTION. The General Partner shall have the right to cause the Partnership to sell any oil or gas produced by or for the account of the Partnership, including but not limited to crude oil, condensate, natural gas liquids and natural gas (including casinghead gas) which may be produced from or allocated to the Properties or any additional Leases acquired pursuant to the terms hereof, to such purchaser and on such terms and conditions as the General Partner shall determine to be in the best interest of the Partnership; provided, however, that all such sales shall be upon terms and conditions which are the best terms and conditions available as determined in good faith by the General Partner taking into account all relevant circumstances, including but not limited to, price, quality of production, access to markets, minimum purchase guarantees, identity of purchaser, and length of commitment. Notwithstanding anything to the contrary contained herein, neither the General Partner nor any of its Affiliates shall purchase any oil or gas produced by or for the account of the Partnership.

         SECTION 5.6. OPERATING AGREEMENTS. Except as otherwise noted on Exhibit 5.6, the General Partner shall act as operator in connection with operations on the Properties and the General Partner shall receive for its account all compensation and reimbursement provided to the operator under the Operating Agreements pertaining thereto and identified by the parties hereto as Exhibit
5.6 under which the General Partner is the designated operator; provided, however, that the charges to the Partnership by the General Partner or any of its Affiliates under any such Operating Agreement shall be subject to Section 6.8, and in no event shall the terms of any such Operating Agreement vary or affect this Agreement or the duties and obligations of the General Partner hereunder. The General Partner shall not substitute another party or operator or assign its obligations as operator with respect to any Partnership Lease where it acts as operator prior to the occurrence of Payout (on the Initial Properties) and Payout No. 2 (on the Taylor Properties) unless required to do so pursuant to the terms of the operative Operating Agreement; provided, that the General Partner agrees to resign as operator if the Limited Partners so request upon the removal of the General Partner pursuant to Section 9.4 or upon the dissolution of the Partnership pursuant to any of subsections (c), (e), (f),
(h), (i) or (j) of Section 10.1 (and the General Partner agrees to use its reasonable best efforts to cause the person designated by the Limited Partners to be the successor operator).

                                   ARTICLE VI

                                   MANAGEMENT

         SECTION 6.1. POWER AND AUTHORITY OF GENERAL PARTNER. Except as provided in Sections 6.2 and elsewhere in this Agreement and except as otherwise provided by applicable law, the General Partner shall have full and exclusive power and authority on behalf of the Partnership to manage, control, administer and operate the properties, business and affairs of the Partnership in accordance with this Agreement and to do or cause to be done any and all acts deemed by the General Partner to be necessary or appropriate thereto, and (except as aforesaid in this Section 6.1) the scope of such power and authority shall encompass all matters in any way connected with such business or incident thereto.

         SECTION 6.2. CERTAIN RESTRICTIONS ON GENERAL PARTNER'S POWER AND AUTHORITY. Notwithstanding any other provisions of this Agreement to the contrary, the General Partner shall not have the power or authority to, and shall not, do, perform or authorize any of the following without the prior written consent of the Limited Partners:

         (a) To borrow any money in the name or on behalf of the Partnership, or otherwise draw, make, execute and issue promissory notes and other negotiable or non-negotiable instruments and evidences of indebtedness, except that the General Partner may borrow money in the name and on behalf of the Partnership in such amounts as the General Partner shall reasonably determine are necessary to preserve and protect Partnership property upon the occurrence of an accident (e.g., a blowout), catastrophe or similar event or to comply with all applicable environmental laws, ordinances, rules and regulations;

         (b) To mortgage, pledge, assign in trust or otherwise encumber any Partnership property, or to assign any monies owing or to be owing to the Partnership, except to secure the payment of any borrowing permitted in Section 6.2(a) and except for customary liens contained in or arising under any operating agreements, construction contracts and similar agreements executed by or binding on the Partnership, provided that in no event shall the General Partner mortgage, pledge, assign in trust or otherwise encumber the Partnership's right to receive Capital Contributions from the Limited Partners;

         (c) To guarantee in the name or on behalf of the Partnership the payment of money or the performance of any contract or other obligation of any person except for responsibilities customarily assumed under operating agreements considered standard in the industry;

         (d) To sell, assign, farm-out, abandon or otherwise dispose of any Partnership Lease except such Leases or interests therein as the General Partner shall reasonably determine to be necessary to raise funds to pay Partnership liabilities and expenses (other than Catastrophe Costs) and to restore, preserve and protect Partnership property upon the occurrence of an accident, catastrophe or similar event or to comply with all applicable environmental laws, ordinances, rules and regulations;

         (e) To drill any Exploratory Well;

         (f) To make any advance payments of compensation or other consideration to the General Partner or any of its Affiliates;

         (g) To bind or obligate the Partnership with respect to any matter outside the scope of the Partnership business;

         (h) To merge or consolidate the Partnership with any partnership or other person or entity, convert the Partnership to a general partnership or other entity or agree to an exchange of interests with any other person;

         (i) To use the Partnership name, credit or property for other than Partnership purposes;

         (j) To loan any Partnership funds to the General Partner or any of its Affiliates;

         (k) To enter into any Hedging Transaction;

         (l) To acquire any Lease in violation of the terms of this Agreement;

         (m) To compromise or settle any lawsuit, administrative matter or other dispute where the amount the Partnership may recover or might be obligated to pay, as applicable, is in excess of $25,000 or to repair or replace Partnership property damaged or destroyed as a result of an accident or other occurrence when the Partnership's share of the costs of repair or replacement (either individually or in the aggregate) is equal to or in excess of $100,000;

         (n) To alter, supplement, modify or amend the GP Assignment or the Third Party Property Assignments, waive any of the Partnership's rights or any of assignor's duties thereunder or make any material election or agreement thereunder;

         (o) To alter, supplement, modify or amend any Purchase Agreement, waive any of the purchaser's rights or any of seller's duties thereunder or make any material election or agreement thereunder; and

         (p) Except as expressly provided herein, to take any action with respect to the assets or property of the Partnership which would reasonably be expected to benefit the General Partner or any of its Affiliates to the detriment of the Limited Partners or the Partnership, including, among other things, utilization of funds of the Partnership as compensating balances for its own benefit.

         SECTION 6.3. DUTIES AND SERVICES OF GENERAL PARTNER. The General Partner shall comply in all respects with the terms of this Agreement and shall use its best efforts to cause its Affiliates to comply with the terms of this Agreement. In the conduct of the business and operations of the Partnership the General Partner shall cause the Partnership (a) to comply with the terms and provisions of all agreements to which the Partnership is a party or to which its properties are subject, (b) to comply with all applicable laws, ordinances or governmental rules and regulations to which the Partnership is subject (including, without limitation, all applicable federal, state and local environmental laws, ordinances, rules and regulations) and (c) to obtain and maintain all licenses, permits, franchises and other governmental authorizations necessary with respect to the ownership of Partnership properties and the conduct of Partnership business and operations. With respect to the maintenance, exploration, development and operation of the Properties and any additional Leases acquired pursuant to the terms hereof, the General Partner shall have the standard of care of a prudent and diligent operator. With respect to the Limited Partners and their interests in the Partnership, the General Partner shall have the duties set forth in Section 4.04 of the Texas Revised Partnership Act and shall discharge such as provided in Section 4.04(d) of the Texas Revised Partnership Act, provided that (i) the General Partner shall at all times act with integrity and in good faith and utilize its reasonable best efforts in all activities relating to the conduct of the business of the Partnership and in resolving conflicts of interest; (ii) during the existence of the Partnership, the General Partner shall devote such time and effort to the Partnership business and operations as shall be necessary to promote fully the interests of the Partnership and the mutual best interests of the Partners; however, it is specifically understood and agreed that the General Partner shall not be required to devote full time to Partnership business; and (iii) subject to the other express provisions of this Agreement, each Limited Partner acknowledges that the General Partner currently engages in and possesses, and agrees that the General Partner may continue to engage in and possess, interests in other business ventures of any and every type and description, independently or with others, including without limitation the ownership, acquisition, exploration, development, operation and management of oil and gas properties, oil and gas drilling programs and partnerships similar to this Partnership, and (subject to the other express provisions of this Agreement) neither the Partnership nor any Limited Partner shall by virtue of this Agreement have any right, title or interest in or to such independent ventures. With respect to the maintenance and safekeeping of Partnership funds, the General Partner shall owe the Partnership and the Limited Partners a fiduciary duty. The General Partner covenants and agrees that it will at all times have available to it and the Partnership a professional staff and outside consultants which together will be reasonably adequate in size, experience and competency to discharge properly the duties and functions of the General Partner hereunder and under any applicable operating and other agreements, including without limitation, engineers, geologists and other technical personnel, attorneys, accountants and secretarial and clerical personnel.

         SECTION 6.4. LIABILITY OF GENERAL PARTNER. The General Partner and its officers, employees and agents (all of such foregoing persons being herein called an "INDEMNITEE") shall not be liable, responsible or accountable in damages or otherwise to the Partnership or the Limited Partners for, and (subject to Section 6.5) the Partnership shall indemnify and save harmless the General Partner and each Indemnitee from any costs, expenses, losses or damages (including attorneys' fees and expenses, court costs, judgments and amounts paid in settlement) incurred by reason of its being General Partner or an Indemnitee, provided it has acted in good faith on behalf of the Partnership and the Limited Partners and in a manner reasonably believed by it to be within the scope of the authority granted to it by this Agreement and in the best interests of the Partnership, and provided further that (a) the General Partner or Indemnitee was not guilty of a material breach of this Agreement, gross negligence, willful or wanton misconduct or breach of fiduciary duty with respect to such acts or omissions, and (b) the satisfaction of any indemnification and any saving harmless shall be from and limited to Partnership assets (which shall be converted to cash to the extent necessary in a manner appropriate to protect the interests of all Partners) and not from any Capital Contributions to be made by the Limited Partners hereunder, and no Limited Partner shall have any personal liability on account thereof.

         SECTION 6.5. LIMITATIONS ON INDEMNIFICATION. The rights of the General Partner or an Indemnitee under Section 6.4 with respect to indemnification from the Partnership shall be subject to the provisions of Article 11 of the Act. Any indemnification under Section 6.4 shall be made by the Partnership only as permitted herein and, unless the General Partner or Indemnitee was wholly successful on the merits, only upon a determination by a court upon the request of the General Partner or by independent legal counsel selected by the General Partner and satisfactory to the Limited Partners in a written opinion that indemnification of the General Partner or Indemnitee is permitted (a) under the circumstances because it has met the applicable standard of conduct set forth in
Section 6.4 and (b) pursuant to Article 11 of the Act.

         SECTION 6.6. COSTS, EXPENSES AND REIMBURSEMENT.

         (a) Subject to the other express provisions of this Agreement, all direct, third party out-of-pocket costs and expenses reasonably incurred in the Partnership's business shall be paid from Partnership funds, including without limitation costs of reports under Section 8.2, costs of obtaining audits of the Partnership's books and records, outside legal costs, general taxes and other direct costs and expenses of the Partnership.

         (b) Except as specifically provided in Section 5.6, this Section 6.6 and Section 6.7, the General Partner and its Affiliates shall not be paid any fee, compensation or reimbursement or be entitled to or charge the Partnership for or on account of their services, services of their officers, employees or consultants, fees or compensation of those geologists, geophysicists and engineers who are employed or retained by them, office expense, overhead or any other general and administrative costs.

         SECTION 6.7. ORGANIZATION COSTS.

         (a) The Partnership from time to time shall pay directly or shall reimburse the General Partner and the Limited Partners for any payment by them of the following fees and expenses in connection with the acquisition of the Properties and the organization of the Partnership ("ORGANIZATION COSTS"): (i) all reasonable fees and expenses incurred by them (including fees for outside legal services) in connection with the preparation and filing of all certificates, opinions and documents required pursuant to Sections 1.2 and 1.6,
(ii) all reasonable fees and expenses of legal counsel to the General Partner and other third parties retained by the General Partner in connection with the negotiation, preparation and execution of this Agreement and all related documents, (iii) all fees and expenses incurred by the Limited Partners in obtaining reports of outside consultants and advisors relating to the determination of appropriate insurance coverage for the Partnership, (iv) all fees and expenses of engineers and other outside consultants retained by the Limited Partners in connection with their decision to enter into this Agreement,
(v) all reasonable fees and expenses of legal counsel to the Limited Partners in connection with the negotiation, preparation and execution of this Agreement and all related documents, (vi) all reasonable fees and expenses of legal counsel to the Limited Partners in connection with the Limited Partners' consideration of any waiver of their rights under this Agreement or any proposed amendment or supplement to Agreement and (vii) that certain PLACEMENT FEE (as herein called) in the amount of $50,000 due and owing to EnCap Investments L.C. by the General Partner.

         (b) The Partnership from time to time shall pay directly or shall reimburse the General Partner and the Limited Partners for any payment by them of the following fees and expenses (the "TAYLOR AMENDMENT COSTS"): (i) all reasonable fees and expenses of Netherland Sewell & Associates,Inc. in connection with the evaluation of the Taylor Properties, (ii) all reasonable fees and expenses of the environmental consultant retained by the General Partner in connection with the environmental review of the Taylor Properties,
(iii) all reasonable fees and expenses of legal counsel to the General Partner in connection with the negotiation, preparation and execution of this Agreement and all related documents, (iv) all fees and expenses of engineers and other outside consultants retained by the Limited Partners in connection with their decision to enter into this Agreement, (v) all reasonable fees and expenses of legal counsel to the Limited Partners in connection with (A) the negotiation, preparation and execution of this Agreement and all related documents and (B) the review of title and other due diligence with respect to, and the transfer to the Partnership of, the Taylor Properties, and (vi) that certain TAYLOR PLACEMENT FEE (as herein called) in the amount of $47,000 due and owing to EnCap Investments L.C. by the General Partner.

         SECTION 6.8. CONTRACTS WITH AFFILIATES. The Partnership may enter into contracts and agreements with the General Partner and its Affiliates for the rendering of services and the sale and lease of supplies and equipment, provided that the amount of the compensation, price or rental that can be charged to the Partnership therefor must be no less favorable to the Partnership than those available from unrelated third parties in the area engaged in the business of rendering comparable services or selling or leasing comparable equipment and supplies which could reasonably be made available to the Partnership, and provided further, that any such contract for services shall be terminable by the Partnership without penalty at any time and for any reason upon written notice. The Limited Partners shall, upon request, have the right to receive (a) copies of all contracts and agreements between the Partnership and any General Partner or its Affiliates and (b) true and full information from the General Partner verifying compliance with this Section 6.8.

         SECTION 6.9. INSURANCE. The General Partner shall cause the Partnership to obtain (and maintain during the entire term of the Partnership), or the General Partner shall carry for the benefit of the Partnership, insurance coverage in such amounts, with provisions for such deductible amounts and for such purposes as specified in Exhibit 6.9 attached hereto. Where appropriate, the General Partner may include the Partnership or the Limited Partners as additional insureds on any policies otherwise carried by the General Partner and the costs thereof shall be allocated to the Partnership on a basis mutually agreed upon in writing by the General Partner and the Limited Partners from time to time. The General Partner shall furnish to the Limited Partners (a) within 10 days after the end of each calendar year, certified copies of all the policies constituting the insurance coverage agreed upon pursuant to this Section 6.9 and
(b) within 10 days after their issuance or amendment, certified copies of any new policies issued, or existing policies amended, during any calendar year. The General Partner shall use its best efforts to cause all the policies constituting the insurance coverage agreed upon pursuant to this Section 6.9 to be endorsed to preclude cancellation or reduction of coverage except upon 30-days' written notice to the Limited Partners. In the event the insurance coverage agreed upon by the General Partner and the Limited Partners pursuant to this Section 6.9 is or becomes unavailable on the market, the General Partner shall immediately notify the Limited Partners of such fact and shall use its best efforts to obtain the maximum coverage of the type of insurance involved available on the market. The cost of all such insurance coverage shall be charged to the Partnership as a Partnership expense.

         SECTION 6.10. TAX ELECTIONS. The General Partner shall make the following elections on behalf of the Partnership:

         (a) To elect, in accordance with Section 263(c) of the Internal Revenue Code and applicable regulations and comparable state law provisions, to deduct as an expense all intangible drilling and development costs with respect to productive and non-productive wells and the preparation of wells for the production of oil or gas;

         (b) To elect the calendar year as the Partnership's fiscal year if permitted by applicable law;

         (c) To elect the accrual method of accounting;

         (d) If requested by a Limited Partner, to elect, in accordance with Sections 734, 743 and 754 of the Internal Revenue Code and applicable regulations and comparable state law provisions, to adjust basis in the event any Partnership interest is transferred in accordance with this Agreement or any Partnership property is distributed to any Partner;

         (e) To elect to treat all organizational and start-up costs of the Partnership as deferred expenses amortizable over 60 months under Sections 195 and 709 of the Internal Revenue Code; and

         (f) To elect with respect to such other federal, state and local tax matters as the General Partner and the Limited Partners shall agree upon from time to time.

         SECTION 6.11. TAX RETURNS. The General Partner shall prepare and timely file all federal, state and local income and other tax returns and reports as may be required as a result of the business of the Partnership, which returns shall be signed by the independent certified public accountants of the Partnership. Not less than 30 days prior to the date (as extended) on which the Partnership intends to file its federal income tax return or any state income tax return, the return proposed to be filed by the General Partner shall be furnished to the Limited Partners for review and comments. In addition, not more than 10 days after the date on which the Partnership actually files its federal income tax return or any state income tax return, a copy of the return so filed by the General Partner shall be furnished to the Limited Partners. The General Partner shall be designated the tax matters partner under Section 6231 of the Internal Revenue Code and shall promptly notify the Limited Partners if any tax return or report of the Partnership is audited or if any adjustments are proposed by any governmental body. In addition, the General Partner shall promptly furnish to the Limited Partners all notices concerning administrative or judicial proceedings relating to federal income tax matters as required under the Internal Revenue Code. During the pendency of any such administrative or judicial proceeding, the General Partner shall furnish to the Limited Partners periodic reports, not less often than monthly, concerning the status of any such proceeding. Without the consent of the Limited Partners, the General Partner shall not extend the statute of limitations, file a request for administrative adjustment, file suit concerning any tax refund or deficiency relating to any Partnership administrative adjustment or enter into any settlement agreement relating to any Partnership item of income, gain, loss, deduction or credit for any fiscal year of the Partnership.

         SECTION 6.12. APPOINTMENT OF TRUSTEE TO RECEIVE PAYMENTS. The Limited Partners may cause the Partnership at the Partnership's expense to assign the Partnership's right to receive revenues to a trustee named by the Limited Partners (a) if the General Partner has committed fraud, willful or intentional misconduct or gross negligence in the performance of its duties hereunder, (b) if the General Partner is in default in the performance or observation of any material agreement, covenant, term, condition or obligation hereunder, (c) if a representation or warranty made by the General Partner herein or by the General Partner or any of its officers in any writing furnished in connection with or pursuant to this Agreement shall be false in a material respect on the date as of which made, or (d) upon the occurrence of any of the events described in either Section 4.02(a)(4) or in Section 4.02(a)(5) of the Act (except that with respect to Section 4.02(a)(5) the operative number of days shall be 60 instead of those set forth in such Section). Such trustee shall receive and hold Partnership revenues for the benefit of all the Partners, but shall not have the rights of the General Partner hereunder. The trustee's sole right and responsibility shall be to receive Partnership funds and disburse them in accordance with the other provisions of this Agreement. In the event a trustee is appointed pursuant to this Section 6.13 and the default is cured or the action or event under or with respect to the bankruptcy law is completely dismissed or eliminated, the General Partner and the Limited Partners shall, at the request of either the General Partner or the Limited Partners, cause the trustee to be discharged at the Partnership's expense; provided that in the judgment of the Limited Partners, their interest under this Agreement will not be adversely affected by any such discharge.

         SECTION 6.13. WESTAR ACQUISITION. Without limiting the other express terms hereof:

         (a) On or promptly after the Delivery Date, the General Partner or the Partnership, as mutually determined by the Partners, shall enter into the Westar Escrow Agreement, provided that the form of such agreement is reasonably acceptable to the Limited Partners. In connection therewith, it is specifically agreed that the General Partner shall not, without the prior written consent of the Limited Partners, (i) agree to alter, supplement, modify or amend the Westar Escrow Agreement, (ii) waive any of Westar's or the Westar Escrow Agent's duties or obligations thereunder or (iii) make any material election or agreement thereunder.

         (b) The General Partner shall give notice to Westar of "Title Defects" (as such term is defined in the Westar Purchase Agreement) pursuant to the Westar Purchase Agreement) in form and content reasonably satisfactory to the Limited Partners. Any determination under the Westar Purchase Agreement that a Title Defect has been cured or removed must be reasonably satisfactory to the Limited Partners and no Title Defect may be waived under the Westar Purchase Agreement without the prior written consent of the Limited Partners. If a Title Defect has not been cured or removed or otherwise waived under the Westar Purchase Agreement, the General Partner shall terminate the Westar Purchase Agreement, unless the Limited Partners otherwise agree.


                                   ARTICLE VII

                    RIGHTS AND OBLIGATIONS OF LIMITED PARTNER

         SECTION 7.1. RIGHTS OF LIMITED PARTNER. In addition to the other rights specifically set forth herein or by non-waivable provisions of applicable law, each Limited Partner shall have the right to: (a) have the Partnership books and records (including without limitation those required in Section 1.07 of the Act) kept at the principal United States office of the Partnership and at all reasonable times to inspect and copy any of them, (b) have on demand true and full information of all things affecting the Partnership and a formal account of Partnership affairs whenever circumstances render it just and reasonable, (c) have dissolution and winding up by decree of court as provided for in the Act and (d) exercise all rights of a limited partner under the Act (except to the extent otherwise specifically provided for herein).

         SECTION 7.2. LIMITATIONS ON LIMITED PARTNER. No Limited Partner shall have the authority or power in its capacity as a Limited Partner to act as agent for or on behalf of the Partnership or any other Partner, to do any act which would be binding on the Partnership or any other Partner, or to incur any expenditures on behalf of or with respect to the Partnership. The General Partner shall not hold out or represent to any third party that any Limited Partner has any such right or power or that a Limited Partner is anything other than a "limited partner" in the Partnership.

         SECTION 7.3. LIABILITY OF LIMITED PARTNER. No Limited Partner shall be liable for the debts, liabilities, contracts or other obligations of the Partnership except to the extent of any unpaid Capital Contributions agreed to be made by such Limited Partner as set forth in Section 3.2 (which shall be subject to reduction as provided for in Section 3.4), any additional Capital Contributions hereafter agreed to be made by such Limited Partner in accordance with Sections 3.2A and 3.3 (which shall also be subject to reduction as provided for in Section 3.4) and such Limited Partner's share of the assets (including undistributed revenues) of the Partnership; and in all events, such Limited Partner shall be liable and obligated to make payments of its Capital Contributions only as and when such payments are due in accordance with the terms of this Agreement, and such Limited Partner shall not be required to make any loans to the Partnership. Except to the extent expressly provided in the preceding sentence, the Partnership shall indemnify and hold harmless each Limited Partner in the event it (a) becomes liable for any debt, liability, contract or other obligation of the Partnership or (b) is directly or indirectly required to make any payments with respect thereto.

         SECTION 7.4. ACCESS OF LIMITED PARTNER TO DATA. During the term of the Partnership, the Partnership may acquire or have access to geophysical, geological and other similar data and information. Each Limited Partner and its agents and representatives, at any time either during the term of or after termination of the Partnership, shall have the right to inspect, review and copy any such data or information (or studies, maps, evaluations or reports derived therefrom) which relates to the Properties or other Leases which the Partnership owns or has owned or which has been paid for with Partnership funds and to consult with the Partnership's independent certified public accountants and independent petroleum engineers and the General Partner's technical personnel with respect to Partnership matters. Upon liquidation of the Partnership, copies of all such documents shall be distributed to the General Partner and to each Limited Partner if so requested by it. Notwithstanding the foregoing, the Limited Partners shall not have the right to inspect, review or copy geophysical, geological and other similar data and information if the Partnership or the General Partner is subject to a valid, bona fide agreement prohibiting such inspection, review or copying. If requested by a Limited Partner, the General Partner shall attempt to obtain an amendment or waiver of any such agreement to permit such data or other information to be provided to such Limited Partner upon the execution by such Limited Partner of a similar agreement and in any event shall attempt in advance of execution of any such agreement to obtain permission for the Limited Partners to inspect, review and copy any such data or other information.

         SECTION 7.5. WITHDRAWAL AND RETURN OF CAPITAL CONTRIBUTION. No Limited Partner shall be entitled to (a) withdraw from the Partnership except upon the assignment by the Limited Partner of all of its interest in the Partnership and the substitution of such Limited Partner's assignee as a Limited Partner of the Partnership in accordance with Section 9.1, or (b) the return of its Capital Contributions except to the extent, if any, that distributions made pursuant to the express terms of this Agreement may be considered as such by law or by unanimous agreement of the Partners, or upon dissolution and liquidation of the Partnership, and then only to the extent expressly provided for in this Agreement and as permitted by law.

                                  ARTICLE VIII

                    BOOKS, RECORDS, REPORTS AND BANK ACCOUNTS

         SECTION 8.1. CAPITAL ACCOUNTS, BOOKS AND RECORDS.

         (a) Except as may otherwise be required by this Agreement, the General Partner shall keep books of account for the Partnership in accordance with generally accepted accounting principles consistently applied in accordance with the terms of this Agreement. Such books shall be maintained at the principal United States office of the Partnership and shall be maintained by the General Partner for review by the Limited Partners during the term of the Partnership and for a period of five years thereafter. The calendar year shall be selected as the accounting year of the Partnership and the books of account shall be maintained on an accrual basis.

         (b) An individual capital account shall be maintained by the Partnership for each Partner as provided below:

                  (i) The capital account of each Partner shall, except as otherwise provided herein, be (A) credited by such Partner's Capital Contributions when made, (B) credited by the fair market value of any property contributed to the Partnership by such Partner (net of liabilities secured by such contributed property that the Partnership is considered to assume or take subject to under Section 752 of the Internal Revenue Code), (C) credited with the amount of any item of taxable income or gain and the amount of any item of income or gain exempt from tax allocated to such Partner, (D) credited with the Partner's share of Simulated Gain as provided in paragraph (ii) of this
         Section 8.1(b), (E) debited by the amount of any item of tax deduction or loss allocated to such Partner, (F) debited with the Partner's share of Simulated Loss and Simulated Depletion as provided in paragraph (ii) of this Section 8.1(b), (G) debited by such Partner's allocable share of expenditures of the Partnership not deductible in computing the Partnership's taxable income and not properly chargeable as capital expenditures, including any non-deductible book amortizations of capitalized costs, and (H) debited by the amount of cash or the fair market value of any property distributed to such Partner (net of liabilities secured by such distributed property that such Partner is considered to assume or take subject to under Section 752 of the Internal Revenue Code). Immediately prior to any distribution of assets by the Partnership that is not pursuant to a liquidation of the Partnership or all or any portion of a Partner's interest therein, the Partners' capital accounts shall be adjusted by (X) assuming that the distributed assets were sold by the Partnership for cash at their respective fair market values as of the date of distribution by the Partnership and (Y) crediting or debiting each Partner's capital account with its respective share of the hypothetical gains or losses, including Simulated Gains and Simulated Losses, resulting from such assumed sales in the same manner as each such capital account would be debited or credited for gains or losses on actual sales of such assets. Notwithstanding the foregoing sentence, the Partnership shall not distribute any property in kind to any Partner except as provided in
         Section 10.3.

                  (ii) The allocation of basis prescribed by Section 613A(c)(7)(D) of the Internal Revenue Code and provided for in Section 4.3(b) and each Partner's separately computed depletion deductions shall not reduce such Partner's capital account, but such Partner's capital account shall be decreased by an amount equal to the product of the depletion deductions that would otherwise be allocable to the Partnership in the absence of Section 613A(c)(7)(D) of the Internal Revenue Code (computed without regard to any limitations which theoretically could apply to any Partner) times such Partner's percentage share of the adjusted basis of the property (determined under Section 4.3(b)) with respect to which such depletion is claimed (herein called "SIMULATED DEPLETION"). The Partnership's basis in any depletable property as adjusted from time to time for the Simulated Depletion allocable to all Partners (and where the context requires, each Partner's allocable share thereof, which share shall be determined in the same manner as the allocation of basis prescribed in Section 4.3(b)) is herein called "SIMULATED BASIS". No Partner's capital account shall be decreased, however, by Simulated Depletion deductions attributable to any Depletable Property to the extent such deductions exceed such Partner's allocable share of the Partnership's remaining Simulated Basis in such property. The Partnership shall compute simulated gain ("SIMULATED GAIN") or simulated loss ("SIMULATED LOSS") attributable to the sale or other disposition of a Depletable Property based on the difference between the amount realized from such sale or other disposition and the Simulated Basis of such property, as theretofore adjusted. Any Simulated Gain shall be allocated to the Partners and shall increase their respective capital accounts in the same manner as the amount realized from such sale or other disposition in excess of Simulated Basis shall have been allocated pursuant to
         Section 4.3(b). Any Simulated Loss shall be allocated to the Partners and shall reduce their respective capital accounts in the same percentages as the costs of the property sold were allocated up to an amount equal to each Partner's share of the Partnership's Simulated Basis in such property at the time of such sale.

                  (iii) Any adjustments of basis of Partnership property provided for under Sections 734 and 743 of the Internal Revenue Code and comparable provisions of state law (resulting from an election under Section 754 of the Internal Revenue Code or comparable provisions of state law) and any election by an individual Partner under Section 59(e)(4) of the Internal Revenue Code to amortize such Partner's share of intangible drilling and development costs shall not affect the capital accounts of the Partners (unless otherwise required by applicable Treasury Regulations), and the Partners' capital accounts shall be debited or credited pursuant to the terms of this Section 8.1 as if no such election had been made.

                  (iv) Capital accounts shall be adjusted, in a manner consistent with this Section 8.1, to reflect any adjustments in items of Partnership income, gain, loss or deduction that result from amended returns filed by the Partnership or pursuant to an agreement by the Partnership with the Internal Revenue Service or a final court decision.

                  (v) If any property is carried on the books of the Partnership at a value that differs from its adjusted tax basis, the Partners' capital accounts shall be debited or credited for items of depreciation, cost recovery, Simulated Depletion, amortization and gain or loss with respect to such property computed in the same manner as such items would be computed if the adjusted tax basis of such property were equal to such book value, in lieu of the capital account adjustments provided above for such items, all in accordance with Treasury Regulation ss. 1.704-1(b)(2)(iv)(g).

                  (vi) It is the intention of the Partners that the capital accounts of each Partner be kept in the manner required under Treasury Regulation ss. 1.704-1(b)(2)(iv). To the extent any additional adjustment to the capital accounts is required by such regulation, the General Partner is hereby authorized to make such adjustment after notice to the Limited Partners.

         SECTION 8.2. REPORTS. The General Partner shall deliver to the Limited Partners the following financial statements and reports at the times indicated below:

         (a) Daily, via facsimile, when the Partnership has any direct drilling operations in progress, a drilling report detailing the progress as reported by the subject drilling superintendent.

         (b) Monthly, within 20 days after the end of the month for which such report is given, while the Partnership has any direct drilling or enhanced recovery operations in progress, a report disclosing in reasonable detail the progress of such drilling operations on a well-by-well basis, such enhanced recovery operations and such other information as the General Partner may determine or a Limited Partner shall reasonably request.

         (c) Monthly, within 20 days after the end of the month for which such report is given, (i) a general description of the Properties, except succeeding reports need contain only material changes (if any) regarding the Properties,
(ii) a list of wells in which the Partnership has an interest, a description of the status thereof and the interest of the Partnership therein, except succeeding reports need contain only material changes (if any) regarding any such well, (iii) a statement of the cost of each well completed or abandoned and an explanation of the abandonment of any well which has been abandoned after production from such well has commenced and (iv) a description of each sale, farmout or other transfer or disposition by the Partnership of any Lease occurring during such month, including the reasons therefor, parties thereto and terms thereof.

         (d) Monthly, within 50 days after the end of each month for which such report is given, a draft schedule prepared on a cash basis setting forth (i) total 8/8ths production of oil and gas from the Properties net to the Partnership, including the average price net to the Partnership, (ii) total Partnership revenues, expenses and costs allocated to the Limited Partners,
(iii) the amount of the proposed cash distribution to the General Partner and the Limited Partners and (iv) a description of any permitted Partnership borrowing occurring during such month, including the reasons therefor, parties thereto and terms thereof, together with total Partnership borrowings then outstanding. A draft schedule describing the specific requirements outlined above is attached hereto as Exhibit 8.2(d) which will be prepared by the General Partner to the specific requirement of the Limited Partners. The Limited Partners may reasonably request sales reports, production reports, invoices, cancelled checks and other information by each operating expense item, severance, royalty, production tax item or any other cost item to be included with such report. The Limited Partners may request such information and reports at the property level in addition to at the Partnership level. A final schedule of the type described in this Section 8.2(d) shall be submitted no more than 55 days after the end of the month for which such report is given. Notwithstanding anything else herein to the contrary, any distribution not received within the 25th day of any month or, if the 25th day is not a business day, the business day immediately preceding the 25th day of the month, will be credited as if received in the following month for the purpose of computing Payout and Payout No. 2. The distribution, if any, to the Limited Partners shall be submitted with the final schedule.

         (e) Quarterly within 30 days after the end of each fiscal quarter of the Partnership and annually within 90 days after the end of each fiscal year of the Partnership, (i) financial statements as of the end of and for such period, including a balance sheet and the related statements of operations, of Partners' capital and of cash flows, prepared in accordance with generally accepted accounting principles and, with respect to the annual financial statements, accompanied by a report of the Partnership's independent certified public accountants stating that their examination was made in accordance with generally accepted auditing standards and that in their opinion such financial statements fairly present the Partnership's financial position, results of operations and cash flow in accordance with generally accepted accounting principles consistently applied, (ii) a schedule reflecting for such period the total costs of the Partnership and the costs charged to the General Partner and the costs charged to the Limited Partners, the total revenues of the Partnership and the revenues credited to the account of the General Partner and to the account of the Limited Partners and a reconciliation of such expenses and revenues to the provisions of Article IV, (iii) a summary itemization by type and/or classification of the total fees, compensation and reimbursement paid by the Partnership (or indirectly on behalf of the Partnership) to the General Partner and its Affiliates and a descriptive summary of each contract or agreement to which Section 6.8 applies (which summary shall include a discussion of such fees, compensation or reimbursement paid thereunder), which summaries shall be accompanied by a report of the Partnership's independent certified public accountants stating that in preparing such summaries nothing came to their attention which caused them to believe that any transaction between the General Partner or an Affiliate thereof and the Partnership did not comply with Section
6.6 or Section 6.8, or if they did so conclude, a statement specifying such noncompliance, (iv) a schedule reflecting the capital account balances of each Partner prepared pursuant to the provisions of Section 8.1(b), and (v) in the event that an event has occurred within the preceding 90 days which has led to a reduction of the Partnership's oil and gas reserves of more than 10% as most recently reported, excluding reduction resulting from normal production or changes in oil or gas prices, an updated estimate of such reserves from the Partnership's independent petroleum engineer. With respect to the annual financial statements, the Limited Partners may, at their election, request a report from the independent certified public accountants stating that in the normal course of making the examination and reporting on the financial statements described above, nothing came to their attention which caused them to believe that (1) the revenues and costs and expenses allocated to the Partners hereunder were not allocated in accordance with the specific allocation provisions of this Agreement and (2) the General Partner failed to comply in any material respect with this Agreement, or, if they did conclude that the General Partner so failed, a statement specifying the nature and period of existence of such failure. The independent certified public accountants for the Partnership shall be Price Waterhouse or such other firm of independent certified public accountants as shall be designated by the General Partner and approved by the Limited Partners.

         (f) Annually within 90 days after the end of each fiscal year beginning December 31, 1996, a report containing (i) an estimation of the oil and gas reserves, classified by appropriate categories, as of the end of the preceding fiscal year attributable to the interest of the Partnership and of the Limited Partners therein, (ii) a projection of the rate of production of and net income from such reserves with respect to each such interest, (iii) a calculation of the present worth of such net income discounted at a rate of 10% and at any other rates designated from time to time by the Limited Partners, and (iv) a schedule or complete description of all assumptions, estimates and projections made or used in the preparation of such report. Each such report shall be prepared in accordance with customary and generally accepted standards and practices for petroleum engineers, and shall be based on (1) oil and gas prices designated by the Limited Partners after taking into account the oil and gas prices being utilized by commercial banks in Texas actively engaged in oil and gas lending, reduced by any gathering, transportation and processing fees, and escalated at a rate designated by the Limited Partners, (2) lease operating expenses and production taxes derived from and consistent with those actually incurred by the Partnership, escalated at the same rate, if any, being applied to prices, and (3) such other assumptions as shall be designated by the Limited Partners. In addition to the foregoing, the Limited Partners shall have the right from time to time at the Partnership's expense to cause the independent petroleum engineer referenced below to prepare an additional report of the type described above. Each such report contemplated above by this subsection (f) shall be prepared by Netherland, Sewell & Associates, Inc. or such other independent petroleum engineer mutually agreed upon by the Partners and shall herein be called an "ENGINEERING REPORT".

         (g) Annually within 90 days after the end of each fiscal year of the General Partner, audited financial statements of the General Partner similar to those required for the Partnership in Section 8.2(e)(i).

         (h) Such other reports and financial statements as the General Partner shall determine or as any Limited Partner shall reasonably request from time to time.

         The cost of such reporting paid to third parties (except pursuant to Section 8.2(g) shall be paid by the Partnership as a Partnership expense.

         SECTION 8.3. BANK ACCOUNTS.

         (a) Subject to subsection (b) below, the General Partner shall cause one or more accounts to be maintained in the name of the Partnership in one or more banks approved by the Limited Partners which each have capital, surplus and undivided profits of at least $250,000,000, which accounts shall be used for the payment of expenditures incurred by the General Partner in connection with the business of the Partnership and in which shall be deposited any and all receipts of the Partnership. All amounts shall be and remain the property of the Partnership and shall be received, held and disbursed by the General Partner for the purposes specified in this Agreement. There shall not be deposited in any of such accounts any funds other than funds belonging to the Partnership, and no other funds shall in any way be commingled with such funds.

         (b) The General Partner may invest the Partnership funds only in (i) readily marketable securities issued by the United States or any agency or instrumentality thereof and backed by the full faith and credit of the United States maturing within 12 months or less from the date of acquisition, (ii) readily marketable securities issued by any state or municipality within the United States of America or any political subdivision, agency or instrumentality thereof, maturing within 12 months or less from the date of acquisition and rated "A" or better by Moody's and/or Standard and Poor's (or comparably rated by such organizations or any successors thereto if the rating system is changed or there are such successors), (iii) readily marketable commercial paper rated "Prime-1" by Moody's and "A-1" by Standard and Poor's (or comparably rated by such organizations or any successors thereto if the rating system is changed or there are such successors) and maturing in not more than 12 months after the date of acquisition, or (iv) certificates of deposit issued by any incorporated bank organized and doing business under the laws of the United States of America or of any state thereof which has capital, surplus and undivided profits of at least $250,000,000, provided such investments do not exceed 3% of the combined capital and surplus of such bank and mature within 12 months or less from the date of acquisition.

         SECTION 8.4. INFORMATION RELATING TO THE PARTNERSHIP. Upon request, the General Partner shall supply to any Limited Partner any information requested regarding the Partnership or its activities. During ordinary business hours, each Limited Partner and its authorized agents and representatives shall have reasonable access to all books, records and materials in the Partnership's offices regarding the Partnership or its activities and, at the risk of the Limited Partner, to the drill site of each Partnership well.

         SECTION 8.5. CERTAIN NOTICES. The General Partner shall promptly notify the Limited Partners (a) of any default by the General Partner in the performance of any of its obligations hereunder, (b) in the event the Limited Partners become entitled to dissolve the Partnership pursuant to Section 10.1, immediately after the General Partner becomes aware of such event or (c) if the Partnership is no longer treated as a partnership for tax purposes.

                                   ARTICLE IX

                   ASSIGNMENTS OF INTERESTS AND SUBSTITUTIONS

         SECTION 9.1.      ASSIGNMENTS BY LIMITED PARTNER.

         (a) The interest of each Limited Partner in the Partnership shall be assignable in whole or in part, subject to the following: (i) no such assignment shall be made if such assignment would result in the violation of any applicable federal or state securities laws and (ii) the Partnership shall not be required to recognize any such assignment until the instrument conveying such interest has been delivered to the General Partner for recordation on the books of the Partnership.

         (b) Unless an assignee becomes a substituted Limited Partner in accordance with the provisions set forth below, such assignee shall not be entitled to any of the rights granted to a Limited Partner hereunder, other than the right to receive allocations of income, gain, loss, deduction, credit and similar items and distributions to which the assignor would otherwise be entitled, to the extent such items are assigned.

         (c) An assignee of the interest of a Limited Partner, or any portion thereof, shall become a substituted Limited Partner entitled to all of the rights of the Limited Partner if, and only if (i) the assignor gives the assignee such right, (ii) the General Partner, in its sole and absolute discretion, consents to such substitution and (iii) the assignee executes and delivers such instruments, in form and substance reasonably satisfactory to the General Partner, as the General Partner may deem necessary or desirable to effect such substitution and to confirm the agreement of the assignee to be bound by all of the terms and provisions of this Agreement. Upon the satisfaction of such requirements, the General Partner shall concurrently (or as of such later date as shall be provided for in any applicable written instruments furnished to the General Partner) admit any such assignee as a substituted Limited Partner of the Partnership and reflect such admission and the date thereof in the records of the Partnership.

         (d) The Partnership and the General Partner shall be entitled to treat the record owner of any Partnership interest as the absolute owner thereof in all respects and shall incur no liability for distributions of cash or other property made in good faith to such owner until such time as a written assignment of such interest that complies with the terms of this Agreement has been received by the General Partner.

         SECTION 9.2. ASSIGNMENT BY GENERAL PARTNER. Prior to Payout No. 2, the interest of the General Partner in the Partnership shall not be assigned, mortgaged, pledged, subjected to a security interest or otherwise encumbered, in whole or in part, without the prior written consent of the Limited Partners in their sole and absolute discretion. After Payout No. 2, the interest of the General Partner in the Partnership shall not be assigned without the prior written consent of the Limited Partners in their sole and absolute discretion.

         SECTION 9.3. MERGER OR CONSOLIDATION. Notwithstanding the provisions of Sections 9.1 or 9.2, the merger or consolidation by a Partner with another corporation or entity shall not be considered an assignment of an interest in the Partnership, and upon the merger or consolidation of such Partner, the resulting corporation or entity shall continue as a Partner.

         SECTION 9.4. REMOVAL OF GENERAL PARTNER. Subject to the provisions hereof, the Limited Partners may remove the General Partner with cause and select a new General Partner to operate and carry on the business and affairs of the Partnership. As used in this Section 9.4 and in Section 9.5, "WITH CAUSE" shall include the occurrence of any of the following: (a) the commission by the General Partner of fraud, willful or intentional misconduct or gross negligence in the performance of its duties hereunder; (b) a default by the General Partner in the performance of its obligation hereunder to make a distribution of cash or properties due and owing to the Limited Partners, which default must have continued for not less than five business days after the date such distribution is required to be made to the Limited Partners hereunder; (c) a default by the General Partner in the performance or observation of any other agreement, covenant, term, condition or obligation hereunder, which default must have continued for not less than 30 days after the General Partner has knowledge thereof or after written notice thereof given by the Limited Partners has been received by the General Partner, whichever first occurs;

(d) a representation or warranty made by the General Partner herein or by the General Partner or any of its officers in any writing furnished in connection with or pursuant to this Agreement shall be false in any material respect on the date as of which made; (e) the occurrence of any of the events described in
Section 4.02(a)(4) or Section 4.02(a)(5) of the Act (except that with respect to Section 4.02(a)(5), the operative number of days shall be 60 instead of the numbers set forth in such Section); (f) if, (i) a Revenue Allocation Adjustment is effected, (ii) such Revenue Allocation Adjustment is in effect for a period of at least six consecutive months and (iii) after the expiration of such six-month period, the Proved Producing Investment Coverage is less than the Minimum Ratio; (g) (i) the death, insanity, legal disability, bankruptcy or insolvency of Carl Price or his resignation as an executive officer (or similar position) of the General Partner, or (ii) the failure or inability for any reason whatsoever of Carl Price to be actively involved in the business and affairs of the General Partner other than upon the occurrence of an event described in clause (i) above (which failure or inability shall be determined by the Limited Partners in good faith) or (h) foreclosure on the General Partner's interest in the Partnership; or (i) the Parent no longer owns a majority of the voting stock in the General Partner (or any corporation with which the General Partner merges or consolidates in accordance with Section 9.3). As used in clause (i) (and in Section 10.1(i)), the term "MAJORITY OF THE VOTING STOCK" of a corporation shall mean stock which has general voting power under ordinary circumstances to elect a majority of the Board of Directors of such corporation). Any such successor General Partner will be named in, and his appointment as such will be effective as of a date specified in, a notice to the General Partner from the Limited Partners exercising their right to remove the General Partner and select the successor General Partner. The removal of the General Partner shall be effective only if and when the following conditions have been satisfied:

         (1) A successor General Partner shall have been selected and shall have agreed to accept the responsibilities of a General Partner and shall have made arrangements to release the removed General Partner from personal liability on all permitted Partnership indebtedness; and if the Partnership creditors will not consent to such release, the new General Partner shall indemnify, in a manner reasonably satisfactory to the removed General Partner, the removed General Partner for such liability.

         (2) This Agreement and the Certificate of Limited Partnership of the Partnership shall have been duly amended to name the new General Partner. To the extent required by the laws of any jurisdiction to which the Partnership or this Agreement is subject, the Partners hereby unanimously consent to the admission of such successor General Partner and hereby appoint such successor General Partner as the agent and attorney in fact for each Partner (including without limitation the retiring General Partner) for the purpose of signing, swearing to and filing an amendment to the certificate of limited partnership of the Partnership and all other necessary or appropriate documents in connection with the substitution of such successor General Partner.

         The provisions of this Section 9.4 shall not be the sole remedy of the Limited Partners in the event the General Partner is removed with cause, and in such event the Partnership and/or the Limited Partners shall have all other rights and remedies as shall be available to them pursuant to this Agreement, at law or in equity to redress any wrong or damage arising from the event or circumstances giving rise to the General Partner's removal with cause.

         SECTION 9.5. RIGHT OF GENERAL PARTNER UPON REMOVAL. In the event the General Partner is removed in accordance with Section 9.4, the incoming General Partner shall have the right to purchase from the removed General Partner a one percent general partner interest in the Partnership at a price equal to the appraised value thereof. Such appraised value shall be determined by a qualified independent appraiser who is mutually agreed upon by both the removed General Partner and the incoming General Partner within 30 days after the selection of the incoming General Partner. If the removed General Partner and the incoming General Partner cannot mutually agree upon a single independent appraiser within such period, they shall each select their own independent appraiser and those two appraisers shall select a third independent appraiser. The cost of such appraisal shall be borne in equal shares by the removed General Partner and the incoming General Partner. The incoming General Partner's option to acquire such interests must be exercised by notice in writing to the removed General Partner not more than 20 days after the selection of the incoming General Partner and the purchase price for such interest shall be paid in cash not more than 30 days after receipt by the parties of the report of the appraiser setting forth the appraised value. In the event the incoming General Partner does not elect to purchase the one percent general partner interest of the removed General Partner pursuant to the provisions of this Section 9.5, such interest shall be converted to a limited partner interest in the Partnership. Further, in any event any remaining general partner interest of the removed General Partner in the Partnership shall be converted to a limited partner interest in the Partnership and the removed General Partner shall continue as a limited partner in accordance with Section 6.02 of the Act, but without any right to vote, consent or approve or otherwise make any determination under this Agreement; provided, that after such conversion any amendment to this Agreement that would change (a) the status of the removed General Partner as a limited partner hereof, (b) the removed General Partner's participation in the income, gain, loss, credits or distributions of the Partnership, (c) the removed General Partner's obligation to contribute capital to the Partnership or (d) this proviso, shall require the consent of the removed General Partner.

                                    ARTICLE X

                    DISSOLUTION, LIQUIDATION AND TERMINATION

         SECTION 10.1. DISSOLUTION. The Partnership shall be dissolved upon the occurrence of any of the following:

         (a) The occurrence of December 31, 2010.

         (b) The consent in writing of the General Partner and the Limited Partners.

         (c) The election of the Limited Partners by written notice to the General Partner if at the time such notice is given (i) the General Partner has committed fraud, willful or intentional misconduct or gross negligence in the performance of its duties hereunder, (ii) the General

Partner has defaulted in the performance of its obligation hereunder to make a distribution of cash or properties due and owing to the Limited Partners, which default must have continued for not less than five business days after the date such distribution is required to be made to the Limited Partners hereunder,
(iii) the General Partner has defaulted in the performance or observation of any other agreement, covenant, term, condition or obligation hereunder, which default must have continued for not less than 30 days after the General Partner has knowledge thereof or after written notice thereof given by the Limited Partners has been received by the General Partner, whichever first occurs, or
(iv) a representation or warranty made by the General Partner herein or by the General Partner or any of its officers in any writing furnished in connection with or pursuant to this Agreement shall be false in any material respect.

         (d) The sale or other disposition of all or substantially all of the assets of the Partnership.

         (e) The occurrence of an event of withdrawal from the Partnership by the General Partner as provided for in Section 4.02(a) of the Act.

         (f) The election of the Limited Partners by written notice to the General Partner if at the time such notice is given the General Partner has breached Section 9.2 or the General Partner's interest in the Partnership has been foreclosed upon.

         (g) The election of the Limited Partners by written notice to the General Partner at any time after expiration of December 31, 2000.

         (h) The election of the Limited Partners at any time after January 1, 1998, if Proved Producing Investment Coverage is less than the Minimum Ratio.

         (i) The election of the Limited Partners by written notice to the General Partner upon the occurrence of any of the following events: (i) the death, insanity, legal disability, bankruptcy or insolvency of Carl Price or his resignation as an executive officer (or similar position) of the General Partner; (ii) the failure or inability for any reason whatsoever of Carl Price to be actively involved in the business and affairs of the General Partner other than upon the occurrence of an event described in clause (i) above (which failure or inability shall be determined by the Limited Partners in good faith); or (iii) the Parent no longer owns a majority of the voting stock in the General Partner (or any corporation with which the General Partner merges or consolidates in accordance with Section 9.3).

         (j) The occurrence of any other event which under the Act causes the dissolution of a limited partnership.

         SECTION 10.2. WITHDRAWAL BY GENERAL PARTNER AND RECONSTITUTION.

         (a) Except as specifically permitted in Section 9.2, the General Partner covenants and agrees not to (i) withdraw voluntarily from the Partnership, either directly, by dissolution, by transfer of its Partnership interest or by any other voluntary act (including without limitation any event of withdrawal from the Partnership by the General Partner as provided in Section 4.02(a)
of the Act), or (ii) allow seizure, attachment, garnishment, foreclosure or other taking of its Partnership interest. Notwithstanding anything to the contrary contained in this Section 10.2, in Section 10.1 or elsewhere in this Agreement, the General Partner shall not merge or consolidate with, or assign or transfer its interest in the Partnership to, any third party (including an Affiliate or any other party related to the General Partner) if such merger, consolidation, assignment or transfer will result in the termination of the Partnership for tax purposes. If the General Partner breaches any provision of this Section 10.2 or Section 9.2, if an event described in Section 10.1(e) occurs, or if an election is made by the Limited Partners to dissolve the Partnership pursuant to Section 10.1(c), Section 10.1(f), or clause (ii) or clause (iii) of Section 10.1(i), all interests and amounts which the General Partner would otherwise receive under Section 10.3 shall be reduced by the following applicable percentages of such interest and amount: 75% if the breach, event or election occurs prior to Payout; 65% if the breach, event or election occurs after Payout but prior to Payout No. 2; and 10% if the breach, event or election occurs after Payout No. 2. The distribution to the Limited Partners of assets which would otherwise be distributable to the General Partner in accordance with this Section 10.2 shall constitute liquidated damages to the Limited Partners for a violation by the General Partner of the covenant and agreement contained in the first sentence of this Section 10.2, the parties having agreed that the amount of actual damages would be difficult or impossible to calculate.

         (b) Notwithstanding the foregoing Section 10.2(a) or any other provision of this Agreement, (i) the Partnership may be reconstituted and its business continued without being wound up as provided for in Section 8.03 of the Act upon the written consent of the Limited Partners and (ii) the provisions of
Section 6.02 (including without limitation subsection (b) thereof) of the Act shall be applicable to the Partnership except that the right to recover damages from the withdrawing General Partner pursuant to Section 6.02(a) of the Act shall be governed by Section 10.2(a).

         SECTION 10.3. LIQUIDATION AND TERMINATION. Upon dissolution of the Partnership (unless it is reconstituted and its business continued without being wound up as provided for in Section 10.2(b)), the General Partner shall act as liquidator or may appoint in writing one or more liquidators who shall have full authority to wind up the affairs of the Partnership and make final distribution as provided herein; provided, however, that if one of the events specified in
Section 10.1(c),(e), (f),(h) or (i) has occurred as a result of an act by the General Partner or if the Partnership dissolves as a result of the dissolution (or similar event) of the General Partner, the liquidator shall be a person selected in writing by the Limited Partners. The liquidator shall continue to operate the Partnership properties with all of the power and authority of the General Partner. The steps to be accomplished by the liquidator are as follows:

         (a) As promptly as possible after dissolution and again after final liquidation, the liquidator shall cause a proper accounting to be made by the Partnership's independent accountants of the Partnership's assets, liabilities and operations through the last day of the month in which the dissolution occurs or the final liquidation is completed, as appropriate.

         (b) The liquidator shall pay all of the debts and liabilities of the Partnership (including all expenses incurred in liquidation) or otherwise make adequate provision therefor (including without limitation the establishment of a cash escrow fund for contingent liabilities in such amount and for such term as the liquidator may reasonably determine). After making payment or provision for all debts and liabilities of the Partnership, the liquidator shall sell all properties and assets of the Partnership for cash as promptly as is consistent with obtaining the best price therefor. All gain, loss, and amount realized on such sales shall be allocated to the Partners as provided in this Agreement, and the capital accounts of the Partners shall be adjusted accordingly. The liquidator shall then distribute the proceeds of such sales to the Partners as provided in Section 4.4. If the Limited Partners so direct, the liquidator shall distribute all or any portion of such properties to the Partners in kind in the same percentages as the proceeds of any sale of such properties would be distributed under the preceding sentence. In such event the liquidator shall first adjust the capital accounts of the Partners by the amount of any gains or losses that would have been recognized by the Partners if such properties had been sold for their respective fair market values and the proceeds had been so distributed. It is intended that the foregoing distributions to each Partner will be equal to each Partner's respective positive capital account balance as determined after giving effect to the foregoing adjustments and to all adjustments attributable to allocations of items of income, gain, loss and deduction realized by the Partnership during the taxable year in question and all adjustments attributable to contributions and distributions of money and property effected prior to such distribution. To the extent that any such Partner's positive capital account balance does not correspond to such distribution, the allocations provided for in Section 4.3 shall be adjusted, to the extent possible, to produce a capital account balance for the Partner which corresponds to the amount of such distribution. Each Partner shall have the right to designate another person to receive any property which otherwise would be distributed in kind to that Partner pursuant to this
Section 10.3 and Section 10.2 if that Section is applicable. Any distributions to the Partners in liquidation of the Partnership shall be made by the later of the end of the taxable year in which the liquidation occurs, or 90 days after the date of such liquidation. For purposes of the preceding sentence, the term "liquidation" shall have the same meaning as set forth in Treasury Regulation ss. 1.704-1(b)(2)(ii)(g) as in effect at such time.

         (c) Any Leases distributed to the Partners shall be subject to the operating agreements then in effect with respect to such Leases; provided, however, that if any of such Leases is subject to an operating agreement to which an unaffiliated third person is not a party, such Leases shall be subject to a standard form operating agreement and accounting procedure as shall be agreed upon by the Partners. Upon written request made by any Partner, the liquidator shall sell the Partnership Leases and other properties and assets that otherwise would be distributable to such Partner under this Section 10.3 at the best cash price available therefor and distribute such cash (after deducting all expenses reasonably relating to such sale) to such Partner. Such sale shall be on behalf of such Partner and shall be treated as the sale by such Partner of its interest in such properties, and any gain or loss attributable to such sale and any proceeds therefrom shall be for the account of such Partner.

         (d) The provisions of subsections (b) and (c) of this Section 10.3 shall be subject to the effect of Section 10.2 if that Section is applicable.

         (e) Except as expressly provided herein, the liquidator shall comply with any applicable requirements of the Act and all other applicable laws pertaining to the winding up of the affairs of the Partnership and the final distribution of its assets.

         The distribution of cash and/or property to the Limited Partners in accordance with the provisions of this Section 10.3 shall constitute a complete return to each Limited Partner of its Capital Contributions and a complete distribution to each Limited Partner of its interests in the Partnership and all Partnership property. No Partner with a negative balance in its capital account shall be liable to the Partnership or any other Partner for the amount of such negative balance upon dissolution and liquidation.

         SECTION 10.4. CANCELLATION OF CERTIFICATE. Upon the completion of the distribution of Partnership assets as provided herein, the Partnership shall be terminated, and the liquidator (or the Partners if necessary) shall cause the cancellation of the certificate of limited partnership of the Partnership and shall take such other actions as may be necessary to terminate the Partnership.


                                   ARTICLE XI

                         REPRESENTATIONS AND WARRANTIES

         SECTION 11.1. REPRESENTATIONS AND WARRANTIES OF GENERAL PARTNER. The General Partner represents, warrants and covenants to the Limited Partners as follows:

         (a) The General Partner is a corporation duly formed, validly existing and in good standing under the laws of the State of Texas.

         (b) The General Partner is duly qualified or will qualify to transact business in every jurisdiction where the character of the properties owned or held by the Partnership or where the nature of the business transacted by the Partnership makes qualification by it necessary or appropriate in order for the Partnership to conduct its business.

         (c) The General Partner has the requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder (including, without limitation, the power and authority to act as General Partner of the Partnership).

         (d) The execution, delivery and performance by the General Partner of this Agreement has been duly and validly authorized by all requisite corporate action, and no other corporate or shareholder action is required to be taken to authorize such execution, delivery and performance.

         (e) The execution, delivery and performance by the General Partner of this Agreement is within its corporate powers and will not (i) be in contravention of or violate any provisions of its charter or other governing documents, as amended to the date hereof, or (ii) be in contravention of or result in any breach or constitute a default under any applicable law, rule, regulation, judgment, license, permit or order or any loan, note or other agreement or instrument to which the General Partner is a party or by which it or any of its properties are bound.

         (f) When delivered to the Limited Partners, this Agreement will have been duly and validly executed and will be binding upon the General Partner and enforceable in accordance with the terms hereof.

         (g) Except for a change of law over which the General Partner has no control (and the General Partner shall immediately notify the Limited Partners when the General Partner learns of such occurrence), the foregoing representations, warranties and covenants shall remain true and accurate during the term of the Partnership, and the General Partner will neither take action nor permit action to be taken which would cause any of the foregoing representations to become untrue or inaccurate.

         (h) No consent, approval, authorization or order of any court or governmental agency or authority or of any third party which has not been obtained is required in connection with the execution, delivery and performance by the General Partner of this Agreement except for (i) the filing of a certificate of limited partnership for the Partnership with the Office of the Secretary of State of the State of Texas pursuant to the Act and (ii) the filing of certain documents with respect to the qualification or reformation and operation of the Partnership as a limited partnership (or a partnership in which the Limited Partners have limited liability) under the laws of any state in which the Partnership owns properties or conducts business so as to require such qualification.

         (i) Neither the General Partner nor any of its Affiliates has employed or retained any broker, agent or finder in connection with this Agreement or the transactions contemplated herein, or paid or agreed to pay any brokerage fee, finder's fee, commission or similar payment to any person on account of this Agreement or the transactions provided for herein, except for the Placement Fee of $50,000 paid to EnCap Investments L.C. by the General Partner on the Delivery Date, the Taylor Placement Fee due and owing EnCap Investments L.C. by the General Partner on the Taylor Amendment Date, and the broker's fee to be paid under the Taylor Purchase Agreement (provided, the Partnership's obligation with respect to such broker's fee shall not exceed $46,000); and the General Partner shall indemnify and hold harmless the Partnership and the Limited Partners from any costs, including attorneys' fees, and liability arising from the claim of any broker, agent or finder employed or retained by the General Partner in connection with the Partnership or this Agreement.

         (j) The General Partner has conducted a reasonable and prudent due diligence investigation of the Taylor Properties consistent with generally accepted industry practices.

         (k) As of the date hereof none of the financial statements or other written documents or information delivered herewith or heretofore by or on behalf of the General Partner to the Limited Partners in connection with the Parent, the General Partner or this Agreement, the Properties and the operations to be conducted hereunder contains any untrue statement of a material fact or omits to state any material fact (other than facts which the Limited Partners recognize to be industry risks normally associated with the oil and gas business) necessary to keep the statements contained herein or therein from being misleading. There is no fact peculiar to the General Partner, its Affiliates (including the Parent) or the Properties (other than facts which the Limited Partners recognize to be industry risks normally associated with the oil and gas business) which materially adversely affects or in the future may (so far as the General Partner can now foresee) materially adversely affect (i) the business, property or assets, or financial condition of the General Partner or its Affiliates (including the Parent) or (ii) the Properties, and which has not been set forth in this Agreement or in the other documents, certificates and statements furnished to the Limited Partners by or on behalf of the General Partners prior to the date hereof in connection with the transactions contemplated hereby.

         (l) To the best knowledge of the General Partner, the General Partner and its Affiliates and persons acting on their behalf have not taken any action, or failed to take any action, which has caused the organization of the Partnership and the issuance of the interests in the Partnership to come within the registration requirements of the Securities Act of 1933, as amended, or any applicable state blue sky laws.

         (m) There is no pending or, to the best of the General Partner's knowledge, threatened judicial, administrative or arbitral action, suit or proceeding against or investigation of the General Partner which is not fully insured against (except standard deductible amounts) and which might materially and adversely affect the financial condition of the General Partner or its ability to perform its obligations under this Agreement.

         (n) During the preceding 12-month period, the General Partner and its Affiliates and persons acting on their behalf have not sold (except to a limited number of persons who have represented themselves to be accredited investors, as defined in Rule 501 promulgated by the Securities and Exchange Commission) any interest in the Partnership or similar interests; with respect to any sales of interests similar to the Partnership by the General Partner and its Affiliates and persons acting on their behalf subsequent to the Delivery Date, the General Partner shall do nothing which would require the registration of these interests under the Securities Act of 1933, and the rules and regulations promulgated thereunder, as well as applicable state securities laws.

         (o) (i) The General Partner is acting on its own behalf as a General Partner of the Partnership and is not acting merely as the agent of the Limited Partners; (ii) the Partnership will be operated in accordance with the Act and this Agreement; (iii) the Limited Partners do not own any beneficial interest or voting rights in the General Partner; and (iv) interests in the Partnership will not be traded on an established securities market or any secondary market (or the substantial equivalent thereof).

         (p) The General Partner has delivered to the Limited Partners a true, accurate and complete copy of each Purchase Agreement, the Westar Escrow Agreement and all amendments thereto.

         (q) Exhibit 5.6 lists all of the operating agreements pertaining to the Properties.

         (r) The representations and warranties of the General Partner in the Original Agreement were true and correct in all material respects as of the Delivery Date and are true and accurate in all material respects as of the Taylor Amendment Date. The General Partner is in compliance in all material respects with the terms and provisions of the Original Agreement.

         SECTION 11.2. REPRESENTATIONS AND WARRANTIES OF LIMITED PARTNER. Each Limited Partner severally represents, warrants and covenants to the General Partner with respect to such Limited Partner only and not as to any other Limited Partner, as follows:

         (a) It is duly organized and validly existing under the laws of its state of formation.

         (b) It has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

         (c) The execution, delivery and performance of this Agreement are within its powers and do not (i) contravene or violate any provisions of its charter or other governing documents, as amended to the date hereof, or (ii) contravene or result in any breach of or constitute a default under any applicable law, rule or regulation or any loan, note or other agreement or instrument to which it is a party or by which it or any of its properties are bound.

         (d) When delivered to the General Partner, this Agreement will be duly and validly executed by such Limited Partner and will be binding upon it in accordance with the terms hereof.

         (e) Except for a change of law over which such Limited Partner has no control (and such Limited Partner shall immediately notify the General Partner when such Limited Partner learns of such occurrence), the foregoing representations, warranties and covenants shall remain true and accurate during the term of the Partnership, and such Limited Partner will neither take action nor permit action to be taken which would cause any of the foregoing representations to become untrue or inaccurate.

         (f) Neither it nor any person acting on its behalf has employed or retained any broker, agent or finder in connection with the transactions provided for herein, or agreed to pay any brokerage fee, finder's fee, commission or similar payment to any person on account of the transactions provided for herein; and such Limited Partner shall indemnify and hold harmless the Partnership and the General Partner from any costs, including attorneys' fees, and liability arising from the claim of any broker, agent or finder employed or retained by such Limited Partner in connection with the Partnership or this Agreement.

         (g) It is acquiring its interest in the Partnership as an investment and not with a view to the resale or other distribution to the public; provided, however, that the disposition of its interest shall at all times be and remain within its control.

         (h) No consent, approval, authorization or order of any court or governmental agency or authority or of any third party which has not been obtained is required in connection with the execution, delivery and performance by such Limited Partner of this Agreement.

         (i) There is no pending or, to the best of such Limited Partner's knowledge, threatened judicial, administrative or arbitral action, suit or proceeding against or investigation of such Limited Partner which might materially and adversely affect its ability to perform its obligations under this Agreement.

         (j) The representations and warranties of the Limited Partners in the Original Agreement were true and correct in all material respects as of the Delivery Date and are true and accurate in all material respects as of the Taylor Amendment Date. The Limited Partners are in compliance in all material respects with the terms and provisions of the Original Agreement.

                                   ARTICLE XII

                                  MISCELLANEOUS

         SECTION 12.1. NOTICES. All notices, elections, demands or other communications required or permitted to be made or given pursuant to this Agreement shall be in writing and shall be considered as properly given or made if given by (a) personal delivery, (b) expedited delivery service with proof of delivery, (c) first class mail postage prepaid, or (d) prepaid telegram, telex or facsimile (provided that such telegram, telex or facsimile is confirmed by expedited delivery service in the manner previously described). Each Partner's address for notices and other communications hereunder shall be that set forth below such Partner's signature hereto; provided, however, that when in this Agreement it is provided that a time period shall commence when a notice is received, such time period shall commence upon actual receipt by the addressee regardless of when the notice is given or made. Any Limited Partner may change its address by giving notice in writing to the General Partner of its new address, and the General Partner may change its address by giving notice in writing to the Limited Partners of its new address.

         SECTION 12.2. AMENDMENTS. This Agreement may be changed, modified, or amended only by an instrument in writing duly executed by the General Partner and the Limited Partners.

         SECTION 12.3. PARTITION. Each of the Partners hereby irrevocably waives for the term of the Partnership any right that such Partner may have to maintain any action for partition with respect to the Partnership property.

         SECTION 12.4. ENTIRE AGREEMENT. This Agreement and the other documents contemplated hereunder constitute the full and complete agreement of the parties hereto with respect to the subject matter hereof.

         SECTION 12.5. NO WAIVER. The failure of any Partner to insist upon strict performance of a covenant hereunder or of any obligation hereunder, irrespective of the length of time for which such failure continues, shall not be a waiver of such Partner's right to demand strict compliance in the future. No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation hereunder shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation hereunder.

         SECTION 12.6. APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         SECTION 12.7. SUCCESSORS AND ASSIGNS. Subject to Article IX, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 12.8. EXHIBITS. Exhibits 2.1--Payout, 2.1--Payout No. 2, 5.6, 6.9, and 8.2(d) to this Agreement are attached hereto. All of such Exhibits are incorporated herein by reference and made a part hereof for all purposes and references to this Agreement shall also include such Exhibits unless the context in which used shall otherwise require.

         SECTION 12.9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations, warranties and covenants made by the General Partner or the Limited Partners in this Agreement or any other document contemplated thereby or hereby shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement or such other document, regardless of any investigation made by or on behalf of any such party.

         SECTION 12.10. NO THIRD-PARTY BENEFIT. Except as provided in Section 6.4, nothing in this Agreement, either express or implied, is intended to or shall confer upon any person other than the parties hereto, and their respective successors and permitted assigns, any rights, benefits, or remedies of any nature whatsoever under or by reason of this Agreement.

         SECTION 12.11. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute but one and the same instrument.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year first above written.


                                        GENERAL PARTNER:

                                        FUTURE PETROLEUM CORPORATION


                                        By: /s/ CARL PRICE
                                           -------------------------------------
                                           Carl Price, President



                                        ADDRESS FOR NOTICE PURPOSES:

                                        2351 West Northwest Highway, Suite 2130
                                        Dallas, Texas  75220
                                        Attention:  Carl Price
                                        Telecopy No.:  214-350-8382








         SIGNATURE PAGE--FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF FUTURE ACQUISITION 1995, LTD.

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year first above written.

                                        LIMITED PARTNER:

                                        ENERGY CAPITAL INVESTMENT
                                        COMPANY PLC


                                        By: /s/ GARY R. PETERSEN
                                           -------------------------------------
                                           Gary R. Petersen, Director


                                        ADDRESS FOR NOTICE PURPOSES:

                                        1100 Louisiana, Suite 3150
                                        Houston, Texas  77002
                                        Attention: Gary R. Petersen
                                        Telecopy No.: 713-659-6130








         SIGNATURE PAGE--FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF FUTURE ACQUISITION 1995, LTD.

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the day and year first above written.

                                        LIMITED PARTNER:

                                        ENCAP EQUITY 1994 LIMITED
                                        PARTNERSHIP

                                        By: ENCAP INVESTMENTS L.C.

                                        By: /s/ GARY R. PETERSEN
                                           -------------------------------------
                                           Gary R. Petersen, Managing Director


                                        ADDRESS FOR NOTICE PURPOSES:

                                        1100 Louisiana, Suite 3150
                                        Houston, Texas  77002
                                        Attention: Gary R. Petersen
                                        Telecopy No.: 713-659-6130








         SIGNATURE PAGE--FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF FUTURE ACQUISITION 1995, LTD.

                             Exhibit 2.1 -- Payout

Delivery Date: December 13, 1995

                             20.00% Discount Factors

   Number of                                 Number of
    Monthly                   Discount        Monthly                  Discount
    Periods      Month         Factor         Periods       Month       Factor
   ---------     -----       ---------       ---------      -----      --------
       0         Dec-95      1.0000000
       1         Jan-96      0.9836066          41            May-99   0.5077829
       2         Feb-96      0.9674819          42            Jun-99   0.4994585
       3         Mar-96      0.9516215          43            Jul-99   0.4912707
       4         Apr-96      0.9360211          44            Aug-99   0.4832171
       5         May-96      0.9206765          45            Sep-99   0.4752955
       6         Jun-96      0.9055835          46            Oct-99   0.4675038
       7         Jul-96      0.8907379          47            Nov-99   0.4598398
       8         Aug-96      0.8761356          48            Dec-99   0.4523014
       9         Sep-96      0.8617727          49          Jan-2000   0.4448866
      10         Oct-96      0.8476453          50          Feb-2000   0.4375934
      11         Nov-96      0.8337495          51          Mar-2000   0.4304197
      12         Dec-96      0.8200814          52          Apr-2000   0.4233637
      13         Jan-97      0.8066375          53          May-2000   0.4164233
      14         Feb-97      0.7934139          54          Jun-2000   0.4095967
      15         Mar-97      0.7804071          55          Jul-2000   0.4028820
      16         Apr-97      0.7676136          56          Aug-2000   0.3962774
      17         May-97      0.7550297          57          Sep-2000   0.3897810
      18         Jun-97      0.7426522          58          Oct-2000   0.3833912
      19         Jul-97      0.7304776          59          Nov-2000   0.3771061
      20         Aug-97      0.7185025          60          Dec-2000   0.3709240
      21         Sep-97      0.7067238          61          Jan-2001   0.3648433
      22         Oct-97      0.6951382          62          Feb-2001   0.3588622
      23         Nov-97      0.6837425          63          Mar-2001   0.3529792
      24         Dec-97      0.6725336          64          Apr-2001   0.3471927
      25         Jan-98      0.6615084          65          May-2001   0.3415010
      26         Feb-98      0.6506640          66          Jun-2001   0.3359026
      27         Mar-98      0.6399974          67          Jul-2001   0.3303960
      28         Apr-98      0.6295056          68          Aug-2001   0.3249797
      29         May-98      0.6191859          69          Sep-2001   0.3196522
      30         Jun-98      0.6090353          70          Oct-2001   0.3144120
      31         Jul-98      0.5990511          71          Nov-2001   0.3092577
      32         Aug-98      0.5892306          72          Dec-2001   0.3041879
      33         Sep-98      0.5795711          73          Jan-2002   0.2992012
      34         Oct-98      0.5700699          74          Feb-2002   0.2942963
      35         Nov-98      0.5607245          75          Mar-2002   0.2894717
      36         Dec-98      0.5515323          76          Apr-2002   0.2847263
      37         Jan-99      0.5424908          77          May-2002   0.2800586
      38         Feb-99      0.5335975          78          Jun-2002   0.2754675
      39         Mar-99      0.5248500          79          Jul-2002   0.2709517
      40         Apr-99      0.5162459          80          Aug-2002   0.2665098

                             Exhibit 2.1 -- Payout

Delivery Date: December 13, 1995

                             20.00% Discount Factors

   Number of                                 Number of
    Monthly                   Discount        Monthly                  Discount
    Periods      Month         Factor         Periods       Month       Factor
   ---------     -----       ---------       ---------      -----      --------
      81         Sep-2002    0.2621408          118         Oct-2005   0.1422090
      82         Oct-2002    0.2578434          119         Nov-2005   0.1398777
      83         Nov-2002    0.2536165          120         Dec-2005   0.1375846
      84         Dec-2002    0.2494588          121         Jan-2006   0.1353291
      85         Jan-2003    0.2453693          122         Feb-2006   0.1331106
      86         Feb-2003    0.2413469          123         Mar-2006   0.1309285
      87         Mar-2003    0.2373904          124         Apr-2006   0.1287821
      88         Apr-2003    0.2334987          125         May-2006   0.1266709
      89         May-2003    0.2296709          126         Jun-2006   0.1245943
      90         Jun-2003    0.2259058          127         Jul-2006   0.1225518
      91         Jul-2003    0.2222024          128         Aug-2006   0.1205428
      92         Aug-2003    0.2185598          129         Sep-2006   0.1185667
      93         Sep-2003    0.2149768          130         Oct-2006   0.1166229
      94         Oct-2003    0.2114526          131         Nov-2006   0.1147111
      95         Nov-2003    0.2079862          132         Dec-2006   0.1128306
      96         Dec-2003    0.2045766          133         Jan-2007   0.1109809
      97         Jan-2004    0.2012228          134         Feb-2007   0.1091615
      98         Feb-2004    0.1979241          135         Mar-2007   0.1073720
      99         Mar-2004    0.1946795          136         Apr-2007   0.1056118
     100         Apr-2004    0.1914880          137         May-2007   0.1038805
     101         May-2004    0.1883488          138         Jun-2007   0.1021775
     102         Jun-2004    0.1852612          139         Jul-2007   0.1005025
     103         Jul-2004    0.1822241          140         Aug-2007   0.0988549
     104         Aug-2004    0.1792368          141         Sep-2007   0.0972343
     105         Sep-2004    0.1762985          142         Oct-2007   0.0956403
     106         Oct-2004    0.1734084          143         Nov-2007   0.0940724
     107         Nov-2004    0.1705656          144         Dec-2007   0.0925303
     108         Dec-2004    0.1677694          145         Jan-2008   0.0910134
     109         Jan-2005    0.1650191          146         Feb-2008   0.0895214
     110         Feb-2005    0.1623139          147         Mar-2008   0.0880538
     111         Mar-2005    0.1596530          148         Apr-2008   0.0866103
     112         Apr-2005    0.1570357          149         May-2008   0.0851904
     113         May-2005    0.1544614          150         Jun-2008   0.0837939
     114         Jun-2005    0.1519292          151         Jul-2008   0.0824202
     115         Jul-2005    0.1494386          152         Aug-2008   0.0810691
     116         Aug-2005    0.1469888          153         Sep-2008   0.0797401
     117         Sep-2005    0.1445791          154         Oct-2008   0.0784328

To calculate additional discount factors, use the following formula:

Discount Factor = 1/[(1+20%/12) * Number of Monthly Periods]

                          Exhibit 2.1 -- Payout No. 2

Delivery Date: December 13, 1995

                             25.00% Discount Factors

   Number of                                 Number of
    Monthly                   Discount        Monthly                  Discount
    Periods      Month         Factor         Periods       Month       Factor
   ---------     -----       ---------       ---------      -----      --------
       0         Dec-95      1.0000000
       1         Jan-96      0.9795918          41          May-99     0.4293895
       2         Feb-96      0.9596002          42          Jun-99     0.4206265
       3         Mar-96      0.9400165          43          Jul-99     0.4120423
       4         Apr-96      0.9208325          44          Aug-99     0.4036332
       5         May-96      0.9020400          45          Sep-99     0.3953958
       6         Jun-96      0.8836310          46          Oct-99     0.3873265
       7         Jul-96      0.8655977          47          Nov-99     0.3794219
       8         Aug-96      0.8479325          48          Dec-99     0.3716786
       9         Sep-96      0.8306277          49          Jan-2000   0.3640933
      10         Oct-96      0.8136761          50          Feb-2000   0.3566628
      11         Nov-96      0.7970705          51          Mar-2000   0.3493840
      12         Dec-96      0.7808037          52          Apr-2000   0.3422537
      13         Jan-97      0.7648690          53          May-2000   0.3352690
      14         Feb-97      0.7492594          54          Jun-2000   0.3284267
      15         Mar-97      0.7339684          55          Jul-2000   0.3217241
      16         Apr-97      0.7189894          56          Aug-2000   0.3151583
      17         May-97      0.7043162          57          Sep-2000   0.3087265
      18         Jun-97      0.6899424          58          Oct-2000   0.3024260
      19         Jul-97      0.6758619          59          Nov-2000   0.2962540
      20         Aug-97      0.6620688          60          Dec-2000   0.2902080
      21         Sep-97      0.6485572          61          Jan-2001   0.2842854
      22         Oct-97      0.6353214          62          Feb-2001   0.2784837
      23         Nov-97      0.6223556          63          Mar-2001   0.2728003
      24         Dec-97      0.6096545          64          Apr-2001   0.2672330
      25         Jan-98      0.5972126          65          May-2001   0.2617793
      26         Feb-98      0.5850245          66          Jun-2001   0.2564368
      27         Mar-98      0.5730853          67          Jul-2001   0.2512034
      28         Apr-98      0.5613897          68          Aug-2001   0.2460768
      29         May-98      0.5499327          69          Sep-2001   0.2410548
      30         Jun-98      0.5387096          70          Oct-2001   0.2361354
      31         Jul-98      0.5277155          71          Nov-2001   0.2313163
      32         Aug-98      0.5169458          72          Dec-2001   0.2265955
      33         Sep-98      0.5063959          73          Jan-2002   0.2219711
      34         Oct-98      0.4960613          74          Feb-2002   0.2174411
      35         Nov-98      0.4859376          75          Mar-2002   0.2130035
      36         Dec-98      0.4760205          76          Apr-2002   0.2086565
      37         Jan-99      0.4663058          77          May-2002   0.2043982
      36         Feb-99      0.4567894          78          Jun-2002   0.2002268
      39         Mar-99      0.4474671          79          Jul-2002   0.1961406
      40         Apr-99      0.4383351          80          Aug-2002   0.1921377

                          Exhibit 2.1 -- Payout No. 2

Delivery Date: December 13, 1995

                             25.00% Discount Factors

   Number of                                 Number of
    Monthly                   Discount        Monthly                  Discount
    Periods      Month         Factor         Periods       Month       Factor
   ---------     -----       ---------       ---------      -----      --------
      81         Sep-2002    0.1882165       118            Oct-2005   0.0877665
      82         Oct-2002    0.1843754       119            Nov-2005   0.0859753
      83         Nov-2002    0.1806126       120            Dec-2005   0.0842207
      84         Dec-2002    0.1769266       121            Jan-2006   0.0825019
      85         Jan-2003    0.1733159       122            Feb-2006   0.0808182
      86         Feb-2003    0.1697788       123            Mar-2006   0.0791689
      87         Mar-2003    0.1663140       124            Apr-2006   0.0775532
      88         Apr-2003    0.1629198       125            May-2006   0.0759704
      89         May-2003    0.1595949       126            Jun-2006   0.0744200
      90         Jun-2003    0.1563379       127            Jul-2006   0.0729013
      91         Jul-2003    0.1531473       128            Aug-2006   0.0714135
      92         Aug-2003    0.1500218       129            Sep-2006   0.0699561
      93         Sep-2003    0.1469602       130            Oct-2006   0.0685284
      94         Oct-2003    0.1439610       131            Nov-2006   0.0671298
      95         Nov-2003    0.1410230       132            Dec-2006   0.0657598
      96         Dec-2003    0.1381450       133            Jan-2007   0.0644178
      97         Jan-2004    0.1353257       134            Feb-2007   0.0631032
      98         Feb-2004    0.1325639       135            Mar-2007   0.0618153
      99         Mar-2004    0.1298586       136            Apr-2007   0.0605538
     100         Apr-2004    0.1272084       137            May-2007   0.0593180
     101         May-2004    0.1246123       138            Jun-2007   0.0581074
     102         Jun-2004    0.1220692       139            Jul-2007   0.0569216
     103         Jul-2004    0.1195780       140            Aug-2007   0.0557599
     104         Aug-2004    0.1171376       141            Sep-2007   0.0546219
     105         Sep-2004    0.1147470       142            Oct-2007   0.0535072
     106         Oct-2004    0.1124053       143            Nov-2007   0.0524152
     107         Nov-2004    0.1101113       144            Dec-2007   0.0513455
     108         Dec-2004    0.1078641       145            Jan-2008   0.0502977
     109         Jan-2005    0.1056628       146            Feb-2008   0.0492712
     110         Feb-2005    0.1035064       147            Mar-2008   0.0482656
     111         Mar-2005    0.1013940       148            Apr-2008   0.0472806
     112         Apr-2005    0.0993248       149            May-2008   0.0463157
     113         May-2005    0.0972977       150            Jun-2008   0.0453705
     114         Jun-2005    0.0953121       151            Jul-2008   0.0444446
     115         Jul-2005    0.0933669       152            Aug-2008   0.0435375
     116         Aug-2005    0.0914615       153            Sep-2008   0.0426490
     117         Sep-2005    0.0895949       154            Oct-2008   0.0417786

To calculate additional discount factors, use the following formula:

Discount Factor = 1/[(1+20%/12) *  Number of Monthly Periods]

                                   EXHIBIT 5.6

ARNOLD LEASE:       A.A.P.L. FORM 610-1977 MODEL FORM OPERATING AGREEMENT WITH
                    COPAS, DATED JULY 16, 1982

BOBBITT LEASE:      A.A.P.L. FORM 610-1982 MODEL FORM OPERATING AGREEMENT WITH
                    COPAS, DATED SEPTEMBER 1, 1986

BOBBITT "A" LEASE:  A.A.P.L. FORM 610-1982 MODEL FORM OPERATING AGREEMENT WITH
                    COPAS, DATED SEPTEMBER 1, 1986

BINKLEY LEASE:      A.A.P.L. FORM 610-1982 MODEL FORM OPERATING AGREEMENT WITH
                    COPAS, DATED SEPTEMBER 1, 1986

COCKRELL RANCH      JOINT OPERATING AGREEMENT, DATED MAY 18, 1962; AMENDED
LEASE:              JUNE 20, 1968; AMENDED JANUARY 1, 1977

PEELER LEASE:       A.A.P.L. FORM 610-1977 MODEL FORM OPERATING AGREEMENT WITH
                    COPAS, DATED FEBRUARY 3, 1992

*ASHBY LEASE:       A.A.P.L. FORM 610-1977 MODEL FORM OPERATING AGREEMENT, DATED
                    AUGUST 1, 1983

*HENDRIX LEASE:     A.A.P.L. FORM 610-1977 MODEL FORM OPERATING AGREEMENT, DATED
                    AUGUST 1, 1983

LINDA LEASE:        A.A.P.L. FORM 610-1977 MODEL FORM OPERATING AGREEMENT, DATED
                    OCTOBER 15, 1985

FRANKIE LEASE:      A.A.P.L. FORM 610-1982 MODEL FORM OPERATING AGREEMENT WITH
                    COPAS, DATED JANUARY 28, 1985

GINGER LEASE:       A.A.P.L. FORM 610-1982 MODEL FORM OPERATING AGREEMENT WITH
                    COPAS, DATED SEPTEMBER 1, 1986

BOONE LEASE:        A.A.P.L. FORM 610-1982 MODEL FORM OPERATING AGREEMENT WITH
                    COPAS, DATED NOVEMBER 1, 1995

BROWN-WARE LEASE:   A.A.P.L. FORM 610-1982 MODEL FORM OPERATING AGREEMENT WITH
                    COPAS, DATED NOVEMBER 1, 1995

FROST LEASE:        A.A.P.L. FORM 610-1982 MODEL FORM OPERATING AGREEMENT WITH
                    COPAS, DATED NOVEMBER 1, 1995

HAILE LEASE:        A.A.P.L. FORM 610-1982 MODEL FORM OPERATING AGREEMENT WITH
                    COPAS, DATED NOVEMBER 1, 1995

HARVEY LEASE:       A.A.P.L. FORM 610-1982 MODEL FORM OPERATING AGREEMENT WITH
                    COPAS, DATED NOVEMBER 1, 1995

THOMPSON LEASE:     A.A.P.L. FORM 610-1982 MODEL FORM OPERATING AGREEMENT WITH
                    COPAS, DATED NOVEMBER 1, 1995

NICHOLSON LEASE:    A.A.P.L. FORM 610-1982 MODEL FORM OPERATING AGREEMENT WITH
                    COPAS, DATED NOVEMBER 1, 1995

MEAKER LEASE:       A.A.P.L. FORM 610-1982 MODEL FORM OPERATING AGREEMENT WITH
                    COPAS, DATED NOVEMBER 1, 1995

KINZER LEASE:       A.A.P.L. FORM 610-1982 MODEL FORM OPERATING AGREEMENT WITH
                    COPAS, DATED NOVEMBER 1, 1995

PRICE LEASE:        A.A.P.L. FORM 610-1982 MODEL FORM OPERATING AGREEMENT WITH
                    COPAS, DATED NOVEMBER 1, 1995

*WESTAR:            IN FORM ATTACHED TO PURCHASE AND SALE AGREEMENT/
                    PARTICIPATION AGREEMENT

LANELL LEASE:       A.A.P.L. FORM 610-1982 MODEL FORM OPERATING AGREEMENT WITH
                    COPAS, DATED NOVEMBER 1, 1996

BRANDON LEASE:      A.A.P.L. FORM 610-1982 MODEL FORM OPERATING AGREEMENT WITH
                    COPAS, DATED NOVEMBER 1, 1996

JONES LEASE:        A.A.P.L. FORM 610-1982 MODEL FORM OPERATING AGREEMENT WITH
                    COPAS, DATED NOVEMBER 1, 1996

SETH LEASE:         A.A.P.L. FORM 610-1982 MODEL FORM OPERATING AGREEMENT WITH
                    COPAS, DATED NOVEMBER 1, 1996

BRANDON "A" LEASE:  A.A.P.L. FORM 610-1982 MODEL FORM OPERATING AGREEMENT WITH
                    COPAS, DATED NOVEMBER 1, 1996

* Properties operated by party other than Future Petroleum Corporation

--------------------------------------------------------------------------------
CERTIFICATE OF INSURANCE                                   ISSUE DATE (MM/DD/YY)
                                                           [ ]  01/28/97
--------------------------------------------------------------------------------
PRODUCER

                             Alexander & Alexander

                             of Texas, Inc.

                             2711 North Haskell Ave.

                             Dallas, TX 75204-2999

--------------------------------------------------------------------------------
INSURED


                             Future Petroleum Corporation

                             P.O. Box 25253

                             Dallas, TX 75225

--------------------------------------------------------------------------------
THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW
--------------------------------------------------------------------------------
                          COMPANIES AFFORDING COVERAGE
--------------------------------------------------------------------------------
COMPANY LETTER A             Chicago Insurance Co.
--------------------------------------------------------------------------------
COMPANY LETTER B
--------------------------------------------------------------------------------
COMPANY LETTER C
--------------------------------------------------------------------------------
COMPANY LETTER D             Texas WC Insurance Fund
--------------------------------------------------------------------------------
COMPANY LETTER E
--------------------------------------------------------------------------------
COVERAGES
--------------------------------------------------------------------------------
THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT
TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS. EXCLUSIONS AND CONDITIONS OF SUCH POLICIES, LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
--------------------------------------------------------------------------------

                                                        POLICY EFF.         POLICY EXP.
      TYPE OF INSURANCE            POLICY NUMBER      DATE (MM/DD/YY)     DATE (MM/DD/YY)                  LIMITS
------------------------------   -----------------   -----------------   -----------------   ---------------------------------
GENERAL LIABILITY                       EPG2000093          12/08/96            12/08/97     GENERAL AGGREGATE        1000000
[X] COMM. GENERAL LIABILITY                                                                  PROD-COMP/OP AGG.
   [ ]CLAIMS MADE [X] OCC.                                                                   PERS. & ADV. INJURY
[ ] OWNER'S & CONTRACT'S PROT                                                                EACH OCCURRENCE          1000000
[ ] ________________________                                                                 FIRE DAMAGE (One Fire)
                                                                                             MED. EXP. (One Per)
------------------------------   -----------------   -----------------   -----------------   ---------------------------------
AUTOMOBILE LIABILITY                                                                         COMBINED SINGLE
[ ] ANY AUTO                                                                                 LIMIT
[ ] ALL OWNED AUTOS
[ ] SCHEDULED AUTOS                                                                          BODILY INJURY
[ ] HIRED AUTOS                                                                              (Per person)
[ ] NON-OWNED AUTOS                                                                          BODILY INJURY
[ ] GARAGE LIABILITY                                                                         (Per accident)
[ ]                                                                                          PROPERTY DAMAGE
------------------------------   -----------------   -----------------   -----------------   ---------------------------------
EXCESS LIABILITY                                                                             EACH OCCURRENCE
[ ] UMBRELLA FORM
[ ] OTHER THAN UMBRELLA FORM                                                                 AGGREGATE
------------------------------   -----------------   -----------------   -----------------   ---------------------------------
                                        SBP-159356          12/08/96            12/08/97           STATUTORY LIMITS
WORKERS' COMPENSATION                                                                        EACH ACCIDENT            1000000
        AND                                                                                  DISEASE-POLICY LIMIT     1000000
EMPLOYER'S LIABILITY                                                                         DISEASE-EACH EMP.        1000000
------------------------------   -----------------   -----------------   -----------------   ---------------------------------
OTHER



------------------------------   -----------------   -----------------   -----------------   ---------------------------------

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS



CERTIFICATE HOLDER                CANCELLATION
--------------------------------------------------------------------------------
                                        SHOULD ANY OF THE ABOVE DESCRIBED
    THOMPSON & KNIGHT-MIKE PIERCE       POLICIES BE CANCELLED BEFORE THE
                                        EXPIRATION DATE THEREOF, THE ISSUING
    1700 TEXAS COMMERCE TOWER           COMPANY WILL ENDEAVOR TO MAIL 10 DAYS
                                        WRITTEN NOTICE TO THE CERTIFICATE HOLDER
    600 TRAVIS STREET                   NAMED TO THE LEFT, BUT FAILURE TO MAIL
                                        SUCH NOTICE SHALL IMPOSE NO OBLIGATION
    HOUSTON, TX 77002                   OR LIABILITY OF ANY KIND UPON THE
                                        COMPANY, ITS AGENTS OR REPRESENTATIVES.

                                        ----------------------------------------
                                        AUTHORIZED REPRESENTATIVE

                                                                 /s/ JIM BAYNE
--------------------------------------------------------------------------------

          Summary

Production Month                      Jan-96  Feb-96  Mar-96  Apr-96  May-96  Jun-96  Jul-96  Aug-96  Sep-96  Oct-96  Nov-96  Dec-96
Cash/Reporting Month                  Mar-96  Apr-96  May-96  Jun-96  Jul-96  Aug-96  Sep-96  Oct-96  Nov-96  Dec-96  Jan-97  Feb-97
Production
 Gross 8/8ths
   Oil(Bbls)
   Gas(Mcf)
 Net Partnership-GWI
   Oil(Bbls)
   Gas(Mcf)
 Average Price
   Oil
   Gas
 Net Partnership-GWI
   Oil-($)
   Gas-($)

Cash Revenues
 Gross 8/8ths
   Oil
   Gas
 Net Partnership-GWI
   Oil
   Gas
       Total Cash Revenues

 Royalty
 Other Revenues(Expense)-Sch'd
       Net Cash Revenues

 Operating Costs:
   Lease Operating Expense
   Transportation
   Workover Expense
   Reimbursement of Workover
   Reimbursement of Transportation
       Total Operating Costs
   Cash Calls Applied
       Net Operating Expenses

 Capital Expenditures:
   Leasehold
   Intangible Cost
   Equipment
       Total Capital Expenditures
   Cash Calls Applied
       Net Capital Expenditures

Net Operating Cash Flow

 Interest Income
 G&A Expense
 Organization Cost
 Contribution Applied
 Net Cash Flow Available for Distribution

Distribution
 LP Interest
   ECIC
   EnCap
 GP Interest

              Property Level
     Monthly Net Revenue Calculation

Production Month                      Jan-96  Feb-96  Mar-96  Apr-96  May-96  Jun-96  Jul-96  Aug-96  Sep-96  Oct-96  Nov-96  Dec-96
Cash/Reporting Month                  Mar-96  Apr-96  May-96  Jun-96  Jul-96  Aug-96  Sep-96  Oct-96  Nov-96  Dec-96  Jan-97  Feb-97
Production
 Gross 8/8ths
   Oil(Bbls)
   Gas(Mcf)
 Net Partnership-GWI
   Oil(Bbls)
   Gas(Mcf)
 Average Price
   Oil
   Gas
 Net Partnership-GWI
   Oil-($)
   Gas-($)

Cash Revenues
 Gross 8/8ths
   Oil
   Gas
 Net Partnership-GWI
   Oil
   Gas
       Total Cash Revenues

 Royalty
 Other Revenues(Expense)-Sch'd
       Net Cash Revenues

 Operating Costs:
   Lease Operating Expense
   Transportation
   Workover Expense
   Reimbursement of Workover
   Reimbursement of Transportation
       Total Operating Costs
   Cash Calls Applied
       Net Operating Expenses

 Capital Expenditures:
   Leasehold
   Intangible Cost
   Equipment
       Total Capital Expenditures
   Cash Calls Applied
       Net Capital Expenditures

 Net Cash Flow Available for Distribution

Distribution
 LP Interest
   ECIC
   EnCap
 GP Interest

     Monthly Net Revenue Calculation
         Other Income & Expense

Production Month                      Jan-96  Feb-96  Mar-96  Apr-96  May-96  Jun-96  Jul-96  Aug-96  Sep-96  Oct-96  Nov-96  Dec-96
Cash/Reporting Month                  Mar-96  Apr-96  May-96  Jun-96  Jul-96  Aug-96  Sep-96  Oct-96  Nov-96  Dec-96  Jan-97  Feb-97
Interest Income
G&A Expenses
Organization Cost
Contribution Applied
       Total

Distribution
       LP Interest
          ECIC
          EnCap
       GP Interest

                                                                  EXHIBIT 10.3


                              APRIL 1997 AMENDMENT
                                       TO
                           FIRST AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP

                          FUTURE ACQUISITION 1995, LTD.


         THIS APRIL 1997 AMENDMENT TO FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP (this "AMENDMENT") is made and entered into as of this 28th day of April, 1997, by and among Future Petroleum Corporation, a Texas corporation, Energy Capital Investment Company PLC, an English investment company, and EnCap Equity 1994 Limited Partnership, a Texas limited partnership.

                                    RECITALS:

         A. Reference is herein made to that certain First Amended and Restated Agreement of Limited Partnership of Future Acquisition 1995, Ltd., dated as of January 29, 1997, by and among the parties hereto (the "AGREEMENT").

         B. The parties hereto deem it in their mutual best interests to amend the Agreement in the respects set forth herein.

                                   AGREEMENT:

         NOW, THEREFORE,in consideration of the foregoing Recitals and the mutual covenants contained herein and in the Agreement, the parties hereto do hereby agree as follows:

         1.       DEFINED TERMS AND REFERENCES.

                  (a) All capitalized terms used herein that are not defined herein shall have the respective meanings assigned to them in the Agreement.

                  (b) All references in this Amendment to articles, sections, subsections and other subdivisions refer to corresponding articles, sections, subsections and other subdivisions of this Amendment unless expressly provided otherwise.

                  (c) Titles appearing at the beginning of any of such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions.

                  (d) The words "this Amendment", "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Amendment as a whole and not to any particular subdivision unless expressly so limited.

                  (e) Words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

                  (f) Examples shall not be construed to limit, expressly or by implication, the matter they illustrate.

                  (g) The word "includes" and its derivatives means "includes, but is not limited to" and corresponding derivative expressions.

                  (h) No consideration shall be given to the fact or presumption that one party had a greater or lesser hand in drafting this Amendment.

                  (i) All references herein to "$" or "dollars" shall refer to U.S. Dollars.

         2. AMENDMENT TO SECTION 2.1. Section 2.1 of the Agreement shall be amended to include the following definitions:

                  "'APRIL 1997 AGREEMENT' shall mean that certain April 1997 Agreement dated as of April 28, 1997, by and among the Parent, the General Partner and the Limited Partners."

                  "'PARENT AGREEMENT' shall mean that certain Agreement of Parent dated as of January 29, 1997, by and among the Parent, the Partnership and the Limited Partners."

         3. AMENDMENT TO SECTION 3.2. Section 3.2 of the Agreement shall be amended as set forth below to provide (i) for a new Section 3.2(f) and (ii) that the versions of Sections 3.2(f) and 3.2(g) currently in the Agreement shall be amended and become new Sections 3.2(g) and (h), respectively:

                  "(f) Subject to the provisions of this Section 3.2 and Section 3.5(d), the Limited Partners shall make Capital Contributions to the Partnership in an aggregate amount not to exceed $493,400, which Capital Contributions shall be used exclusively by the Partnership for the purposes described in the following clauses (i) and (ii) and in the amounts not to exceed those set forth in such clauses for such purposes: (i) $143,400, which Capital Contributions shall be used by the Partnership for the purposes of conducting the enhancement projects described more particularly in Exhibit 3.2(f); and (ii) $350,000, which Capital Contributions shall be used by the Partnership to make distributions to the General Partner and which distributions shall be used by the General Partner and the Parent as provided in the April 1997 Agreement.

                  (g) Notwithstanding anything to the contrary herein, the Capital Contributions referenced in subsections (a),(b),(c),(d), (e) and (f) above and the last sentence of Section 3.2A shall be the maximum contributions to the Partnership that the Limited Partners shall be required to make (unless the Limited Partners otherwise elect as provided in Sections 3.2A and 3.3).

                  (h) With respect to the Capital Contributions to be made by the Limited Partners pursuant to the foregoing provisions (and any requested additional Capital Contributions pursuant to Sections 3.2A and 3.3), each Limited Partner's several share of such Capital Contributions shall be as follows: with respect to the Initial Properties, 37.5232% to ECIC and 62.4768% to EnCap LP; with respect to the Taylor Properties, 50% to ECIC and 50% to EnCap LP; and with respect to the Capital Contributions referenced in Section 3.2(f), 50% to ECIC and 50% to EnCap LP."

         4.       AMENDMENT TO SECTION 4.4. The first two sentences of Section
4.4 of the Agreement shall be amended to read as follows:

         "At least monthly (commencing the first month after the receipt by the Partnership of its first revenues), all cash funds of the Partnership (exclusive of Capital Contributions, any borrowed funds and any dry hole and bottom hole and similar contributions) which the General Partner reasonably determines are not needed for the payment of any existing or reasonably foreseeable Partnership obligations and expenditures shall be distributed to the Partners; provided, however, that notwithstanding the foregoing or any other provision contained in this Agreement, (a) unless a Limited Partner otherwise consents in writing or defaults in the payment of any Capital Contributions previously agreed to be made by it, the General Partner shall not be entitled to cause the Partnership to retain any of a Limited Partner's share of Partnership revenues for the purpose of paying (directly or indirectly) any Capital Costs or Acquisition Costs, (b) the Partnership may retain such insurance proceeds and other amounts as the General Partner shall reasonably determine are necessary to pay Partnership liabilities and expenses, to restore, preserve and protect Partnership property upon the occurrence of an accident (e.g., a blowout), catastrophe or similar event or to comply with all applicable environmental laws, ordinances, rules and regulations, (c) the General Partner shall be entitled to cause the Partnership to retain the Limited Partners' share of revenues for the purpose of paying their allocable share hereunder of any Unexpected Well Costs and (d) immediately upon receipt by the Partnership of the cash Capital Contributions of the Limited Partners pursuant to clause (ii) of
         Section 3.2(f), the General Partner is authorized to, and shall, make a special distribution of such funds to the General Partner (which funds shall be used by the General Partner and the Parent as provided in the April 1997 Agreement). All such cash funds of the Partnership shall be distributed to the Partners in the same respective percentages as the revenues to which such cash funds are attributable were allocated to the Partners pursuant to Sections 3.3 and 4.2 (after deducting therefrom the costs and expenses charged to the Partnership pursuant to Sections 3.3 and 4.1 and elsewhere herein); provided, however, that if Payout would occur as a result of a distribution of cash funds to the Limited Partners, such distribution shall be deemed to constitute two distributions: (i) the first distribution shall consist of the amount of cash funds necessary to cause Payout to occur and (ii) the second distribution shall consist of the balance of the funds then distributed; provided, further, that if, under Section 3.2(c), any portion of the Limited Partners' Capital Contributions referenced in
         Section 3.2(c) to pay the Placement Fee is used by the Partnership to pay Lease Operating and Production Costs for the month of December 1995, then all such cash funds shall first be used to pay the balance of the Placement Fee due and owing; and, provided further, that the General Partner shall receive 100% of the distribution referenced in clause (d) of the immediately preceding sentence."

         5. AMENDMENT TO SECTION 9.4. The first sentence of Section 9.4 of the Agreement shall be amended to read as follows:

         "Subject to the provisions hereof, the Limited Partners may remove the General Partner with cause and select a new General Partner to operate and carry on the business and affairs of the Partnership. As used in this Section 9.4 and in Section 9.5, "WITH CAUSE" shall include the occurrence of any of the following: (a) the commission by the General Partner of fraud, willful or intentional misconduct or gross negligence in the performance of its duties hereunder; (b) a default by the General Partner in the performance of its obligation hereunder to make a distribution of cash or properties due and owing to the Limited Partners, which default must have continued for not less than five business days after the date such distribution is required to be made to the Limited Partners hereunder; (c) a default by the General Partner in the performance or observation of any other agreement, covenant, term, condition or obligation hereunder, which default must have continued for not less than 30 days after the General Partner has knowledge thereof or after written notice thereof given by the Limited Partners has been received by the General Partner, whichever first occurs; (d) a representation or warranty made by the General Partner herein or by the General Partner or any of its officers in any writing furnished in connection with or pursuant to this Agreement shall be false in any material respect on the date as of which made; (e) the occurrence of any of the events described in Section 4.02(a)(4) or
         Section 4.02(a)(5) of the Act (except that with respect to Section 4.02(a)(5), the operative number of days shall be 60 instead of the numbers set forth in such Section); (f) if, (i) a Revenue Allocation Adjustment is effected, (ii) such Revenue Allocation Adjustment is in effect for a period of at least six consecutive months and (iii) after the expiration of such six-month period, the Proved Producing Investment Coverage is less than the Minimum Ratio; (g) (i) the death, insanity, legal disability, bankruptcy or insolvency of Carl Price or his resignation as an executive officer (or similar position) of the General Partner, or (ii) the failure or inability for any reason whatsoever of Carl Price to be actively involved in the business and affairs of the General Partner other than upon the occurrence of an event described in subclause (i) above (which failure or inability shall be determined by the Limited Partners in good faith); (h) foreclosure on the General Partner's interest in the Partnership; (i) the Parent no longer owns a majority of the voting stock in the General Partner (or any corporation with which the General Partner merges or consolidates in accordance with Section 9.3); (j) a default by the Parent in the performance or observation of any agreement, covenant, term, condition or obligation under either the Parent Agreement or the April 1997 Agreement, which default must have continued for not less than 30 days after the Parent has knowledge thereof or after written notice thereof given by the Limited Partners has been received by the Parent, whichever first occurs; or (k) a representation or warranty made by the Parent in the Parent Agreement or the April 1997 Agreement or by the Parent or any of its officers in any writing furnished in connection with or pursuant to the Parent Agreement or the April 1997 Agreement shall be false in any material respect on the date as of which made."

         6. AMENDMENT TO SECTION 10.1(c). Section 10.1(c) of the Agreement shall be amended to read as follows:

                  "(c) The election of the Limited Partners by written notice to the General Partner if at the time such notice is given (i) the General Partner has committed fraud, willful or intentional misconduct or gross negligence in the performance of its duties hereunder, (ii) the General Partner has defaulted in the performance of its obligation hereunder to make a distribution of cash or properties due and owing to the Limited Partners, which default must have continued for not less than five business days after the date such distribution is required to be made to the Limited Partners hereunder, (iii) the General Partner has defaulted in the performance or observation of any other agreement, covenant, term, condition or obligation hereunder, which default must have continued for not less than 30 days after the General Partner has knowledge thereof or after written notice thereof given by the Limited Partners has been received by the General Partner, whichever first occurs, (iv) a representation or warranty made by the General Partner herein or by the General Partner or any of its officers in any writing furnished in connection with or pursuant to this Agreement shall be false in any material respect, (v) the Parent has defaulted in the performance or observation of any agreement, covenant, term, condition or obligation under the Parent Agreement or the April 1997 Agreement, which default must have continued for not less than 30 days after the Parent has knowledge thereof or after written notice thereof given by the Limited Partners has been received by the Parent, whichever first occurs, and (vi) a representation or warranty made by the Parent in the Parent Agreement or the April 1997 Agreement or by the Parent or any of its officers in any writing furnished in connection with or pursuant to the Parent Agreement or the April 1997 Agreement shall be false in any material respect."

         7. AMENDMENT TO SECTION 12.8. The first sentence of Section 12.8 of the Agreement shall be amended to read as follows:

         "Exhibits 2.1--Payout, 2.1--Payout No. 2, 3.2(f), 5.6, 6.9 and 8.2(d)
         to the Agreement are attached hereto."

         8.       REPRESENTATIONS AND WARRANTIES.

                  (a) The General Partner hereby represents and warrants to the Limited Partners, and each Limited Partner hereby severally represents and warrants to the General Partner that:

                           (i) Such Partner is duly formed, validly existing and
                  in good standing under the laws of the jurisdiction of its formation.

                           (ii) Such Partner has the requisite power and
                  authority to execute and deliver this Amendment and to perform its obligations hereunder.

                           (iii) The execution, delivery and performance by such
                  Partner of this Amendment has been duly and validly authorized, and no other action is required to be taken to authorize such execution, delivery and performance.

                           (iv) The execution, delivery and performance by such
                  Partner of this Amendment is within its powers and will not
                  (i) be in contravention of or violate any provisions of its charter or other governing documents, as amended to the date hereof, or (ii) be in contravention of or result in any breach or constitute a default under any applicable law, rule, regulation, judgment, license, permit or order or any loan, note or other agreement or instrument to which such Partner is a party or by which it or any of its properties are bound.

                           (v) When delivered to the other Partners, this
                  Amendment will have been duly and validly executed and will be binding upon such Partner and enforceable in accordance with the terms hereof.

                           (vi) No consent, approval, authorization or order of
                  any court or governmental agency or authority or of any third party which has not been obtained is required in connection with the execution, delivery and performance by such Partner of this Amendment.

                  (b) The General Partner hereby represents and warrants to the Limited Partners as follows:

                           (i) As of the date hereof none of the financial
                  statements or other written documents or information delivered herewith or heretofore by or on behalf of the General Partner to the Limited Partners in connection with the General Partner, any Affiliate thereof, the Partnership, the Agreement, this Amendment, the Properties or the operations to be conducted thereon contains any untrue statement of a material fact or omits to state any material fact (other than facts which the Limited Partners recognize to be industry risks normally associated with the oil and gas business) necessary to keep the statements contained herein or therein from being misleading. There is no fact peculiar to the General Partner, its Affiliates or the Properties (other than facts which the Limited Partners recognize to be industry risks normally associated with the oil and gas business) which materially adversely affects or in the future may (so far as the General Partner can now foresee) materially adversely affect (i) the business, property or assets, or financial condition of the General Partner, its Affiliates or the Partnership or (ii) the Properties, and which has not been set forth in this Amendment or in the other documents, certificates and statements furnished to the Limited Partners by or on behalf of the General Partner prior to the date hereof in connection with the transactions contemplated hereby and under the Agreement.

                           (ii) The representations and warranties of the
                  General Partner in the Agreement were true and accurate in all material respects as of the Taylor Amendment Date and are true and accurate in all material respects as of the date of this Amendment. The General Partner is in compliance in all material respects with the terms and provisions of the Agreement.

                  (c) All representations, warranties and covenants of the Partners in this Amendment or any other document contemplated hereby shall have been considered to have been relied upon by the other Partner(s) and shall survive the execution and delivery of this Amendment or any such other document, regardless of any investigation made by or on behalf of such other Partner(s).

         9.       EXHIBIT 3.2(F. Attached hereto is Exhibit 3.2(f) to the
Agreement.

         10.      MISCELLANEOUS.

                  (a) The Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

                  (b) This Amendment may be executed in multiple counterparts, with each such counterpart constituting an original and all of such counterparts constituting but one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the day and year first above written.


                                        GENERAL PARTNER:

                                        FUTURE PETROLEUM CORPORATION


                                        By: /s/ CARL PRICE
                                            --------------------------------
                                            Carl Price, President








         SIGNATURE PAGE--APRIL 1997 AMENDMENT TO FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF FUTURE ACQUISITION 1995, LTD.

         IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the day and year first above written.

                                        LIMITED PARTNER:

                                        ENERGY CAPITAL INVESTMENT
                                        COMPANY PLC


                                        By: /s/ GARY R. PETERSEN,
                                           -------------------------------------
                                           Gary R. Petersen, Director








         SIGNATURE PAGE--APRIL 1997 AMENDMENT TO FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF FUTURE ACQUISITION 1995, LTD.

         IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the day and year first above written.

                                        LIMITED PARTNER:

                                        ENCAP EQUITY 1994 LIMITED
                                        PARTNERSHIP

                                        By: ENCAP INVESTMENTS L.C.

                                        By: /s/ GARY R. PETERSEN
                                            -----------------------------------
                                            Gary R. Petersen, Managing Director








         SIGNATURE PAGE--APRIL 1997 AMENDMENT TO FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF FUTURE ACQUISITION 1995, LTD.

                     ENERGY CAPITAL INVESTMENT COMPANY PLC
                     ENCAP EQUITY 1994 LIMITED PARTNERSHIP
                           1100 LOUISIANA, SUITE 3150
                              HOUSTON, TEXAS 77002

                                 April 18, 1996

Future Petroleum Corporation
2351 West Northwest Highway
Suite 2130
Dallas, Texas 75220
Attention: Mr. Carl Price, President

                 RE: Future Acquisition 1995, Ltd., a Texas limited partnership
                     (the "PARTNERSHIP")

Gentlemen:

         1. DEFINED TERMS. Reference is herein made to that certain Agreement of Limited Partnership dated as of December 13, 1995, by and between you and the undersigned establishing the Partnership (the "PARTNERSHIP AGREEMENT"). Except as otherwise provided, all defined terms used herein shall have the respective meanings assigned to such terms in the Partnership Agreement.

         2. AMENDMENTS TO PARTNERSHIP AGREEMENT. You and the undersigned hereby agree to amend the Partnership Agreement in the following respects:

         (a) SECTION 3.2(c). Section 3.2(c) of the Partnership Agreement shall be amended to read in its entirety as follows:

                 "(c)     Subject to the provisions of this Section 3.2 and
         Section 3.5(b) and except as otherwise provided herein, the Limited Partners shall make Capital Contributions to the Partnership in an aggregate amount not to exceed $192,951.12, which Capital Contributions shall be used exclusively by the Partnership to pay each cost listed below and in an amount not to exceed that set forth opposite such cost below:

                 Organization Costs                 $142,951.12

                 Placement Fee                      $ 50,000.00

         In addition, the Limited Partners shall make Capital Contributions to the Partnership in an aggregate amount not to exceed $21,497.24, which Capital Contributions shall be used exclusively by the Partnership for working capital purposes."

Future Petroleum Corporation
April 18, 1996
Page 2

         (b) SECTION 3.2A. In connection with Section 3.2A of the Partnership Agreement, the Limited Partners previously agreed pursuant to such Section to fund their allocable share of the costs of drilling and completing each well listed below, provided that the maximum amount to be funded with respect to any such well would not exceed the amount set forth opposite such well's name below:

                 Marty #1                          $175,000.00

                 Westar Infill #1                  $ 82,500.00

                 Westar Infill #2                  $ 82,500.00

         It is hereby agreed that the maximum amount that the Limited Partners shall be required to fund with respect to any such well shall not exceed the amount set forth opposite such well's name below:

                 Marty #1                          $239,978.25

                 Westar Infill #1                  $ 88,004.16

                 Westar Infill #2                  $ 91,669.65

         (c) SECTION 4.1(c). Section 4.1(c) shall be amended to read as follows:

                 "(c)     Designated Capital Costs shall be allocated 100% to
         the Limited Partners."

         3. ISSUANCE OF WARRANTS TO PURCHASE COMMON STOCK. In consideration of the agreement of the Limited Partners, as reflected in this letter amendment, to increase the amount of funds they had previously agreed to contribute to the Partnership, Parent agrees to issue warrants to ECIC and EnCap LP entitling them to purchase for a five-year period commencing as of even date herewith 14,071 and 23,429 shares of the Parent's common stock, par value $0.01 per share, at an exercise price of $1.00 per share. The warrants shall be substantially in the same form as the Stock Purchase Warrants dated December 13, 1995, issued to ECIC and EnCap LP, except for changes to reflect the warrant number, the number of shares eligible for purchase, and applicable dates. Parent joins in the execution of this letter amendment for purposes of
(i) evidencing its agreement to the terms of this paragraph 3 and making the representations and warranties in paragraph 4 below and (ii) acknowledging that the agreement of the Limited Partners, as reflected in this letter amendment, to increase the amount of funds they had previously agreed to contribute to the Partnership, is of benefit to Parent.

Future Petroleum Corporation
April 18, 1996
Page 3

         4. REPRESENTATIONS AND WARRANTIES. Each of the Limited Partners, the General Partner and Parent hereby represent and warrant to each other as follows:

         (a) Such party has the requisite power and authority to execute and deliver this letter amendment and to perform its obligations hereunder.

         (b) The execution, delivery and performance of this letter amendment by such party has been duly and validly authorized by all requisite corporate or other action on the part of such party, and no other action is required to be taken by such party to authorize such execution, delivery and performance.

         (c) The execution, delivery and performance of this letter amendment by such party is within its powers and will not (i) be in contravention of or violate any provision of its charter or other governing documents, as amended to the date hereof, or (ii) be in contravention of or result in any breach or constitute a default under any applicable law, rule, regulation, judgment, license, permit or order or any loan, note or other agreement or instrument to which such party is a party or by which such party or such party's properties are bound.

         (d) When delivered to the other parties hereto, this letter amendment will have been duly and validly executed by such party and will be binding upon such party enforceable in accordance with its terms.

         5. RATIFICATION. The Partnership Agreement, as amended by this letter amendment, is hereby ratified and confirmed.

         6. COUNTERPARTS. This letter amendment may be executed in multiple counterparts, with each such counterpart constituting an original and all of such counterparts constituting one and the same instrument.

Future Petroleum Corporation
April 18, 1996
Page 4

         To evidence your acceptance of and agreement to the terms of this letter amendment, please execute one or more counterparts of this letter amendment in the designated place below.

                                        ENERGY CAPITAL INVESTMENT COMPANY PLC


                                        By:    /s/ GARY R. PETERSEN
                                           ------------------------------------
                                        Name: Gary R. Petersen
                                        Title: Director


                                        ENCAP EQUITY 1994 LIMITED PARTNERSHIP

                                        By:    ENCAP INVESTMENTS L.C.

                                        By:    /s/ GARY R. PETERSEN
                                           ------------------------------------
                                        Name: Gary R. Petersen
                                        Title: Managing Director

ACCEPTED AND AGREED TO AS OF THE
DAY AND YEAR FIRST ABOVE WRITTEN

FUTURE PETROLEUM CORPORATION, a Texas
corporation

By: /s/ CARL PRICE
   -----------------------------------
Name: Carl Price
Title: President


FUTURE PETROLEUM CORPORATION, a Utah
corporation

By: /s/ CARL PRICE
   -----------------------------------
Name: Carl Price
Title: President